February 26, 2024

Your action is required. Please vote today.

Dear John Hancock Tax-Advantaged Global Shareholder Yield Fund Shareholder:

At John Hancock Investment Management, we continually review our lineup of registered funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of fees and expenses, long-term prospects for growth, and whether the combination of similar funds would promote efficiencies and potentially achieve additional beneficial economies of scale. On occasions where funds are believed to potentially benefit through a combination with another similar fund, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock Tax-Advantaged Global Shareholder Yield Fund, a closed-end fund (the “fund” or “target fund”), with John Hancock Global Shareholder Yield Fund, an open-end fund (the “acquiring fund”) (the “reorganization”).

Advantages of the proposed merger:

•

Expected economies of scale and potentially lower expenses in the future. Following the reorganization, and after allocation of any reorganization costs, the expense ratio of Class I shares of the acquiring fund is expected to be lower than the expense ratio for shares of your fund, both before and after expense waivers for Class I shares. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall shareholder expenses may be reduced in the future.

•

Similar investment objective and security allocation. The proposed merger is expected to allow shareholders of the target fund to pursue a substantially similar investment objective in a larger combined fund, although the basic structural differences between closed-end and open-end funds may be worth reviewing. That said, both the target fund and the acquiring fund invest at least 80% of total assets in equity securities of dividend-paying companies located throughout the world, and at least 40% of total assets in other securities of issuers located throughout the world, excluding the United States, including up to 20% in emerging market securities.

•

Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your fund and the acquiring fund and will continue to serve as the investment advisor to the combined fund. Epoch Investment Partners, Inc. serves as the investment subadvisor to your fund and the acquiring fund and will continue to manage the combined fund.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about April 15, 2024, at 2:00 P.M., Eastern Time.

Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Kristie Feinberg

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for a Special Meeting of Shareholders to be Held on April 15, 2024: The Notice of a Special Meeting of Shareholders, Proxy Statement/Prospectus, Proxy Card and other materials are available at https://www.proxy-direct.com/jhi-33764.

The Special Meeting of Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund, a closed-end investment management company formed as a Massachusetts business trust (the “Acquired Fund”), will be held at the principal offices of the Acquired Fund, 200 Berkeley Street, Boston, Massachusetts 02116, on April 15, 2024 at 2:00 p.m. Eastern Standard Time, for the following purposes:

To approve an Agreement and Plan of Reorganization and Termination pursuant to which John Hancock Global Shareholder Yield Fund, a series of John Hancock Funds III, a Massachusetts business trust and an open-end investment management company (the “Acquiring Fund”), would acquire all of the assets of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Acquired Fund”) in exchange for Class I shares of the Acquiring Fund to be distributed pro rata to shareholders of the Acquired Fund, in complete liquidation, dissolution and termination of the Acquired Fund.

The Board of Trustees of the Acquired Fund has fixed the close of business on January 17, 2024 as the record date for the determination of the shareholders of the Acquired Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

/s/ Christopher Sechler
Christopher Sechler, Esq.
Secretary

February 26, 2024

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Acquired Fund avoid the necessity and additional expense to the Acquired Fund of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience. Alternatively, you may vote by telephone or Internet as set forth on your proxy card.

It is important that you vote. The Board of Trustees of the Acquired Fund unanimously recommends that you vote FOR the proposed reorganization.

PROXY STATEMENT of

John Hancock Tax-Advantaged Global

Shareholder Yield Fund

PROSPECTUS for

John Hancock Global Shareholder Yield Fund

a series of John Hancock Funds III

200 Berkeley Street

Boston, Massachusetts 02116

Telephone No.: 1-617-543-9634

This Proxy Statement/Prospectus is provided in connection with a special meeting of holders of common shares (the “Special Meeting”) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (NYSE Ticker: HTY), which will be held at the principal offices of the Acquired Fund, 200 Berkeley Street, Boston, Massachusetts 02116, on April 15, 2024 at 2:00 p.m. Eastern Standard Time, to consider and vote on the below proposal (the “Proposal”):

To approve an Agreement and Plan of Reorganization and Termination pursuant to which John Hancock Global Shareholder Yield Fund, a series of John Hancock Funds III, a Massachusetts business trust and an open-end investment management company (the “Acquiring Fund”), would acquire all of the assets of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Acquired Fund”) in exchange for Class I shares of the Acquiring Fund to be distributed pro rata to shareholders of the Acquired Fund, in complete liquidation, dissolution and termination of the Acquired Fund.

The Acquired Fund and the Acquiring Fund are each a “Fund” and together referred to as the “Funds.”

A proxy is enclosed with the foregoing Notice of the Special Meeting of Shareholders of the Acquired Fund, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Acquired Fund (collectively the “Acquired Fund Board” and individually each a “Trustee”), and is revocable by the person giving it prior to exercise by a signed writing filed with the Acquired Fund’s Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the Proposal. This proxy material will be first sent to shareholders on or about March 1, 2024.

This Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund may wish to know about the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference. Voting only takes a few minutes and your participation is important! We recommend that you read the Proxy Statement/Prospectus in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

The Board of Trustees of each Fund, including by separate vote the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that participation by the Fund in the Reorganization is in the best interests of the Fund and its shareholders and that the interests of existing shareholders in the Fund will not be diluted as a result of effecting the proposed Reorganization. Information on the rationale for the Reorganization is included in this Proxy Statement/Prospectus in the section entitled “Summary – Reasons for the Proposed Reorganizations.”

The Board has fixed the close of business on January 17, 2024 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held.

The Board knows of no business other than the Proposal included in the Notice of a Special Meeting of Shareholders which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Where to Get More Information

Information in the below documents is incorporated by reference into (and therefore legally part of) this Proxy Statement/ Prospectus.

•	The Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus dated February 26, 2024, filed herewith.

•

The Class I prospectus and statement of additional information of the Acquiring Fund dated August 1, 2023, as supplemented (File Nos. 333-125838), available at https://www.sec.gov/Archives/edgar/data/1329954/000119312523199545/d519336d497k.htm .

•

The prospectus and statement of additional information of the Acquired Fund dated March 1, 2021, as supplemented (File Nos. 333-251353), available at https://www.sec.gov/Archives/edgar/data/1396502/000113322822001076/jhtagsyf-html4445_424b3.htm .

•	The annual shareholder report of the Acquiring Fund dated March 31, 2023 (File No. 811-21777), available at https://www.sec.gov/Archives/edgar/data/1329954/000168386323004738/f25573d1.htm.

•

The annual shareholder report of the Acquired Fund dated October 31, 2023 (File No.  811-22056), available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001396502/000168386323008725/f37165d1.htm .

•	The semiannual shareholder report of the Acquiring Fund dated September 30, 2023 (File No. 811-21777), available at https://www.sec.gov/Archives/edgar/data/1329954/000168386323007617/f36716d1.htm.

Fund documents and additional information about each Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-800-225-5291.

These documents and additional information about the Funds are also on file with the SEC at www.sec.gov on the EDGAR database. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov.

The common shares of the Acquired Fund, a closed-end fund, are listed on the New York Stock Exchange (the “NYSE”). Reports, proxy statements and other information concerning the Acquired Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005. Class I and other shares of the Acquiring Fund, an open-end fund, are not listed on any exchange but rather are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Class I shares of the Acquiring Fund in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds offered by this Proxy Statement/Prospectus are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of, or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

To ask questions about this Proxy Statement/Prospectus, call our toll-free telephone number: 1-888-815-3894.

The date of this Proxy Statement/Prospectus is February 26, 2024.

INTRODUCTION

This Proxy Statement/Prospectus includes information that is specific to the reorganization of the John Hancock Tax-Advantaged Global Shareholder Yield Fund Acquired Fund (the “Acquired Fund”), a Massachusetts business trust and a closed-end management investment company, into John Hancock Global Shareholder Yield Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), a series of John Hancock Funds III, a Massachusetts business trust and an open-end management investment company (the “Reorganization”), including summary comparisons. You should read the entire Proxy Statement/Prospectus carefully, including Exhibit A, which contains the form of Agreement and all other exhibits, and retain these documents for future reference. You should also read and consider the following documents incorporated by reference to this Proxy Statement/Prospectus: the Acquired Fund SAI, as may be supplemented, to the Acquired Fund’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 242(b)(3) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-251353), on March 1, 2021 (Accession No. 0001133228-21-001062; the Acquiring Fund SAI, as may be supplemented, is incorporated by reference to Post-Effective Amendment No. 90 to the Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-125838, 811-21777), on July 25, 2023 (Accession No. 0001193125-23-193193); the Acquired Fund Annual Report is incorporated by reference to the Acquired Fund’s report on Form N-CSR (File No. 811-22056) that was filed with the SEC on December 27, 2023 (Accession No. 0001683863-23-008725); the Acquiring Fund Annual Report is incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-21777) that was filed with the SEC on May 12, 2023 (Accession No. 0001683863-23-004738); the Acquired Fund Semiannual Report is incorporated by reference to the Acquired Fund’s report on Form N-CSRS (File No. 811-22056) that was filed with the SEC on June 30, 2023 (Accession No. 0001683863-23-005327); and the Acquiring Fund Semiannual Report is incorporated by reference to the Trust’s report on Form N-CSRS (File No. 811-21777) that was filed with the SEC on November 8, 2023 (Accession No. 0001683863-23-007617). This Proxy Statement/Prospectus is being mailed to the Acquired Fund’s shareholders on or about March 1, 2024. Voting only takes a few minutes and your participation is important! We recommend that you read the Proxy Statement/Prospectus in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

If the Proposal is approved by shareholders of the Acquired Fund, under the Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for Class I shares of the Acquiring Fund, and the Acquiring Fund would assume the Acquired Fund’s liabilities as of the Closing Date. These shares would be distributed to shareholders of the Acquired Fund in proportion to such shareholders’ holdings of Acquired Fund shares on the Closing Date.

If shareholders of the Acquired Fund do not approve the Agreement, the Reorganization will not occur, the Acquired Fund would continue to operate as a closed-end fund and its shares would continue to trade on the NYSE. The Acquired Fund Board may consider other alternatives for the Acquired Fund, which may include seeking a merger with a similar closed-end fund (JH Hedged Equity & Income (HEQ)), converting the Acquired Fund into an exchange-traded fund (“ETF”), or the liquidation of the Acquired Fund (which would likely take an extended period of time).

QUESTIONS AND ANSWERS

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q: Why am I receiving the enclosed Proxy Statement/Prospectus?

A: Certain funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Proxy Statement/Prospectus. As a shareholder of record as of January 17, 2024 (the “Record Date”), you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

The Acquired Fund’s Board of Trustees (the “Acquired Fund Board”) unanimously recommends that you vote “FOR” the proposed Agreement.

Q: Why is the Reorganization being recommended by the Acquired Fund Board?

A: After careful consideration, the Trustees of the Acquired Fund Board, including by separate vote the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), have unanimously determined that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. In particular, the Acquired Fund Board has determined, among other things, that shareholders of the Acquired Fund may benefit from (i) the ability to achieve liquidity for their shares at net asset value, while being invested in the Acquiring Fund, which has a substantially similar investment objective and investment strategies as the Acquired Fund and is managed by the same Subadviser portfolio management team; (ii) although past performance does not guarantee future results, for the five-year and since inception periods ended December 31, 2023, the Acquiring Fund outperformed the Acquired Fund (on a NAV basis); (iii) the lower expense ratio of the Acquiring Fund; (iv) the potential to achieve economies of scale as costs are spread across a larger asset base; and (v) the anticipated tax-free treatment of the Reorganization under the Internal Revenue Code of 1986, as amended. However, the Acquired Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, may be taxable to investors who hold their shares in a taxable account.

Q: How will the Reorganization affect Acquired Fund shareholders?

A: Upon the closing of the Reorganization, shareholders of the Acquired Fund, a closed-end investment company, will become holders of Class I shares of the Acquiring Fund, a series of an open-end investment company (commonly referred to as a “mutual fund”). The aggregate net asset value of the Acquiring Fund shares received by Acquired Fund shareholders will be equal to the aggregate net asset value of their shares of the Acquired Fund held as of the close of business on the business day immediately prior to the closing date of the Reorganization. The Acquired Fund often trades at a discount to net asset value - i.e., the market value is less than the net asset value. If this is the case before the Reorganization, then the Acquired Fund shareholders will receive an additional benefit in receiving Acquiring Fund shares at net asset value of the Acquired Fund shares.

Shares of the Acquired Fund are listed for trading on the New York Stock Exchange (the “NYSE”), where such shares may be purchased and sold through broker-dealers at prevailing market prices. Although the Acquired Fund has an active shelf-offering program, shares are currently trading at a discount and are not being sold. In contrast, Class I shares of the Acquiring Fund are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the Acquiring Fund or through financial intermediaries at net asset value, less any applicable charges. Following the completion of the Reorganization, Acquired Fund shareholders (as shareholders of the Acquiring Fund), will be able to redeem shares received in the Reorganization at net asset value on each day the Acquiring Fund is open for business.

The Acquiring Fund currently also offers Class A, Class C, Class R4, and Class R6 shares, none of which will be issued in connection with the Reorganization. Class I shares were chosen as the share class to be received by Acquired Fund shareholders based on eligibility and expense considerations. In addition, the Class I shares were chosen as the share class to be received because its characteristics most closely matched closed-end fund common share characteristics (for example, neither have sales loads or 12b-1 fees and both are broker-dealer held share classes).

If the Reorganization is consummated, current Acquired Fund shareholders, as shareholders of the Acquiring Fund, would be able to exchange their Class I shares received in the Reorganization for shares of another class of the Acquiring Fund for which they are eligible and as further provided for in the Acquired Fund’s registration statement. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

Q: What are the principal differences between an open-end investment company and a closed-end investment company?

A: Common shares of closed-end investment companies, such as the Acquired Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Exchange-listed closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable from the fund. The Acquired Fund has registered a secondary share offering program, however, the program has not sold shares for a number of years.

In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges. Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the 1940 Act. Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Acquired Fund may invest in illiquid investments without limit, although the Acquired Fund may not invest more than 15% in illiquid investments per the limits set forth in its registration statement.

In addition, closed-end funds are generally permitted to use leverage to a greater extent than open-end funds and may issue preferred shares and debt securities in addition to common shares. The Acquired Fund, however, currently does not utilize leverage and has not issued preferred shares. The Acquiring Fund, as an open-end fund, is managed without utilizing leverage and with higher cash balances than the Acquired Fund, which is a closed-end fund.

Investors pay brokerage commissions in connection with the purchase and sale of Acquired Fund shares on the NYSE. Certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. Distribution and service fees are generally used to compensate financial intermediaries for distribution and/or shareholder services. John Hancock Funds III (the “Acquiring Trust”), on behalf of the Acquiring Fund, has adopted a distribution and service plan under Rule 12b-1, under which Class I shares are currently not subject to an ongoing annual service fee. While the Acquiring Fund’s Class I shares have new fees not applicable to the Acquired Fund, as described in more detail below, the Acquiring Fund’s management fee and overall expenses, on both a gross and net basis, are lower than those of the Acquired Fund.

Q: How will the Reorganization affect shareholders’ fees?

A: The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will not change as a result of the Reorganization and will apply following the Reorganization.

Please see the table below reflecting the current management fees and total annual operating expenses, on a gross and net basis, for each of the Funds. The Acquiring Fund has a competitive management fee and expense ratios, each of which is lower when compared to the Acquired Fund.

	Acquired Fund	Acquiring Fund	Acquiring Fund Class I (Pro Forma, Assuming Reorganization)
Management Fee	0. 90%	0. 80%	0. 80%
Gross Total Annual Operating Expenses	1.60%	1.00%	1.00%
Net Total Annual Operating Expenses	1.59%	0.84%*	0.84%*

*

The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the Class I shares in an amount equal to the amount by which expenses of Class I shares exceed 0.84% of the Acquiring Fund’s average daily net assets attributable to the Class I shares. For purposes of this agreement, “expenses of Class I shares” means all class expenses (including Acquiring Fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business; (e) acquired Acquiring Fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on July 31, 2025, unless renewed by mutual agreement of the Acquiring Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The Adviser also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Acquiring Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the Acquiring Fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the Acquiring Fund’s reimbursement amounted to 0.01% of the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the Acquiring Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Q. Will Acquired Fund shareholders who redeem Acquiring Fund shares after the Reorganization be charged a redemption fee?

A: No. Shareholders of the Acquired Fund who receive Acquiring Fund shares in the Reorganization will not be charged a redemption fee when redeeming Acquiring Fund shares.

Q: Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A: No. You will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Proxy Statement/Prospectus, no front-end sales charge or contingent deferred sales charge will be imposed on the Class I shares of the Acquiring Fund received in connection with the Reorganization. Additional Class I shares or any other class of shares of the Acquiring Fund purchased after the Reorganization will be subject to the standard fee structure applicable to such class. In addition, the minimum initial investment for the Class I shares of the Acquiring Fund has been waived for shareholders of the Acquired Fund receiving shares in connection with the Reorganization.

Q. Will the portfolio of the Acquired Fund or the Acquiring Fund be repositioned in connection with the Reorganization?

A: Prior to the Reorganization, the Acquired Fund may sell approximately 1.2% of its investments and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Such transactions may cause the Acquired Fund to not comply with its investment policies. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions of approximately $550.00 (0.005%, or less than $0.0001 per share), resulting in anticipated capital gains of $-67,264.56 ($0.0062 per share). No sales of the Acquiring Fund’s portfolio securities are anticipated after the Reorganization. Each Fund’s recent portfolio holdings are available on the Funds’ website, jhinvestments.com, as detailed in the Fund’s current prospectus, as may be supplemented.

Q: Will the Reorganization constitute a taxable event for the Acquired Fund’s shareholders?

A: No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of the Acquired Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes. To the extent the Acquired Fund realizes net losses from the sale of portfolio securities in connection with the portfolio repositioning described above (or otherwise), the net capital gain or net investment income to be distributed by the Acquired Fund will be reduced. In the event the Acquired Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Acquired Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. To the extent that additional portfolio investments of the Acquiring Fund are sold after the Reorganization in order to meet redemption requests from former shareholders of the Acquired Fund, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former shareholders of the Acquired Fund).

At any time before the Reorganization takes place, a shareholder may sell shares of the Acquired Fund on the NYSE. Generally, such sales would be taxable transactions.

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q: Will the Funds have to pay any fees or expenses in connection with the Reorganization?

A: The costs that are expected to be incurred in connection with the Reorganization will be borne by the Acquired Fund. These costs are estimated to be approximately $369,500 and are comprised of legal, accounting, printing, solicitation and tabulation expenses.

In addition, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization, except as otherwise provided in Section 5 of the Agreement. The Acquired Fund will benefit from a lower net expense ratio and the potential of improved performance in the long-term in the combined fund. Therefore, the Acquired Fund is expected to be the primary beneficiary in the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

Q: When will the Reorganization occur?

A: Subject to the approval of the shareholders of the Acquired Fund, the Reorganization is expected to be consummated after the close of business on or about April 26, 2024, and the Acquired Fund will cease trading on April 17, 2024.

Q: What happens if shareholders of the Acquired Fund do not approve the Agreement?

A: If shareholders of the Acquired Fund do not approve the Agreement, the Reorganization will not occur, the Acquired Fund would continue to operate as a closed-end fund and its shares would continue to trade on the NYSE. The Acquired Fund Board may consider other alternatives for the Acquired Fund, which may include seeking a merger with a similar closed-end fund (JH Hedged Equity & Income (HEQ)), converting the Acquired Fund into an exchange-traded fund (“ETF”), or the liquidation of the Acquired Fund (which would likely take an extended period of time).

Q: How does the Acquired Fund Board suggest that I vote?

A: As stated above, the Acquired Fund Board unanimously recommends that you vote “FOR” the Agreement.

Q: What should I do in connection with the Reorganizations?

A: Please vote your shares today. If the Reorganization is approved and consummated, the Acquired Fund will cease trading on April 17, 2024, and your shares in the Acquired Fund will automatically be exchanged for Class I shares of the Acquiring Fund on or about April 26, 2024. Please do not attempt to make the exchange yourself.

Q: How do I vote my shares?

A: There are several ways in which you can cast your vote. To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•

In Person. Shareholders of record as of the close of business on the Record Date will be able to attend and participate in the Special Meeting. Even if you plan to attend the Special Meeting in person, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

Q: Whom should I call if I have questions?

If you should have any questions regarding the proposal, or to quickly vote your shares, please call Computershare Fund Services, our proxy solicitor, toll-free at 1-888-815-3894. Thank you for your continued investment in the Fund.

DESCRIPTION OF THE REORGANIZATION

How the Reorganization Will Work

•

The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities as of the date of the closing of the Reorganization (the “Closing Date”).

•

The Acquiring Fund is managed by the same team of portfolio managers as the Acquired Fund, using substantially the same investment strategies and portfolio management techniques and supported by the same Subadviser portfolio management team.

•

The Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class I shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its common shares, less the value of any liabilities attributable to such shares. These shares will be distributed to the shareholders of the Acquired Fund in proportion to their holdings on the Closing Date. As there are no material differences between the valuation policies used by each of the Funds, it is not expected that any differences in valuation between the value of your investment immediately before the Reorganization (calculated using the Acquired Fund’s valuation procedures) and the value of your investment immediately after the Reorganization will occur.

•	No sales charge will be imposed on shares of the Acquiring Fund received by shareholders of the Acquired Fund.

•	Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and the Acquired Fund will be terminated.

•	The Acquiring Fund will be the legal and accounting survivor in the Reorganization.

•	For federal income tax purposes, the Reorganization is intended not to result in income, gain or loss being recognized by the Acquired Fund, the Acquiring Fund, or the shareholders of either Fund

Rationale for the Reorganization

The Reorganization is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management LLC (the “Adviser”) and Epoch Investment Partners, Inc. (“Epoch” or the “Subadviser”). Each Fund invests at least 80% of its total assets in equity securities of dividend-paying companies located throughout the world, and at least 40% of its total assets in securities of issuers located throughout the world, excluding the United States, including up to 20% in emerging market securities. Following the Reorganization, the combined fund will pursue a substantially similar investment objective in a larger fund utilizing substantially similar investment policies to the Acquired Fund, and subject to lower overall expenses than the Acquired Fund.

Although past performance does not guarantee future results, for the one-year, five-year and since inception periods ended December 31, 2023, the Acquiring Fund outperformed the Acquired Fund on a NAV basis.

Immediately following the Reorganization of the Acquired Fund into the Acquiring Fund, the maximum annual operating expenses of Class I shares of the Acquiring Fund are expected to be lower than the current annual operating expenses of the Acquired Fund on a gross and net basis. In addition, Acquired Fund shareholders will have the ability to achieve liquidity for their shares at net asset value.

The Adviser believes that the Acquiring Fund will be better positioned in the market to increase asset size and achieve additional economies of scale than the Acquired Fund as currently constituted. As a result, the Acquiring Fund may benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long-term than the Acquired Fund could be expected to achieve as currently constituted.

The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganization, see “Tax Status of Reorganization.” However, the Acquired Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, may be taxable to investors who hold their shares in a taxable account.

SUMMARY COMPARISONS OF THE FUNDS

Comparison of the Funds’ Organization, Investment Objectives, Strategies and Policies

The chart below describes the similarities and differences between the Funds’ objectives and principal investment strategies. As shown below, as of the Closing Date, the Funds have substantially similar investment objectives and invest primarily in equity securities of dividend-paying companies. Each Fund invests at least 80% of its total assets in equity securities of dividend-paying companies located throughout the world, and at least 40% of its total assets in securities of issuers located throughout the world, excluding the United States, including up to 20% in emerging market securities. As of November 30, 2023, approximately 97.86% of the Acquired Fund’s total assets were invested in the same securities held by the Acquiring Fund. However, as also shown below, there are differences in the principal investment strategies of the Funds, including:

•

The Acquired Fund is a closed-end fund, which has the ability to invest in illiquid or other restricted securities without limit, including private investments in public equity or privately held companies, although the Acquired Fund may not invest more than 15% in illiquid investments per the limits set forth in its registration statement.

•

The Acquired Fund is permitted to use leverage to a greater extent than the Acquiring Fund and may issue debt securities in addition to common shares. The Acquired Fund, however, currently does not utilize leverage and has not issued preferred shares. The Acquiring Fund is an open-end fund, which is more limited in its ability to invest in illiquid or restricted securities. The Acquiring Fund is also managed without utilizing leverage and is managed with higher cash balances than the Acquired Fund.

•	The Acquired Fund pursues a “tax advantaged investment strategy” to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences.

	Acquired Fund	Acquiring Fund
Organization	The Acquired Fund is a diversified, closed-end management investment company organized as a Massachusetts business trust.	The Acquiring Fund is a diversified series of John Hancock Funds III, an open-end management investment company organized as a Massachusetts business trust.

Net assets as of December 31, 2023	Approximately $57.3 million	Approximately $1.2 billion

Investment advisor	John Hancock Investment Management LLC	John Hancock Investment Management LLC

Portfolio Managers	William W. Priest, CFA, Portfolio Manager, Managed the Acquired Fund since inception in March 2007; Kera Van Valen, CFA, Portfolio Manager, managed the Acquired Fund since 2014; John M. Tobin, Ph.D., CFA, Portfolio Manager, managed the Acquired Fund since 2014; Michael A. Welhoelter, CFA, Portfolio Manager, managed the Acquired Fund since inception in March 2007. As of March 31, 2024, Mr. Priest will no longer serve as a Portfolio Manager of the Acquired Fund.

William W. Priest*, CFA, Portfolio Manager, Managed the Acquiring Fund since inception in March 2007; Kera Van Valen, CFA, Portfolio Manager, managed the Acquiring Fund since 2014; John M. Tobin, Ph.D., CFA, Portfolio Manager, managed the Acquiring Fund since 2014; Michael A. Welhoelter, CFA, Portfolio Manager, managed the Acquiring Fund since inception in March 2007.

*  As of March 31, 2024, Mr. Priest will no longer serve as a Portfolio Manager of the Acquiring Fund.

Investment Objective	The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long-term capital appreciation. In pursuing its investment objective of total return, the Fund will seek to emphasize high current income. In pursuing its investment objective, the Fund seeks to achieve favorable after-tax returns for its shareholders	The Acquiring Fund seeks to provide a high level of income. Capital appreciation is a secondary investment objective.

	Acquired Fund	Acquiring Fund
by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the Fund.

Principal investment strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. This policy is subject to the requirement that the manager believes at the time of investment that such securities are eligible to pay tax-advantaged dividends. The Fund seeks to produce superior, risk-adjusted returns by using a disciplined, proprietary investment approach that is focused on identifying companies with strong free cash flow and that use their free cash flow to seek to maximize “shareholder yield” through dividend payments, stock repurchases and debt reduction. By assembling a diversified portfolio of securities which, in the aggregate, possess positive growth of free cash flow, high cash dividend yields, share buyback programs and net debt reductions, the Fund seeks to provide shareholders an attractive total return with less volatility than the global equity market as a whole. “Free cash flow” is the cash available for distribution to investors after all planned capital investment and taxes. The Advisor believes that free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The Fund’s investments in securities of U.S. and non-U.S. issuers are expected to vary over time.

Under normal market conditions, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 20% of its total assets in securities issued by companies located in emerging markets when Epoch, the Fund’s subadvisor, believes such companies offer attractive opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. Under normal conditions, the Fund invests in the securities of issuers located in at least three different countries, including the United States, and the actual number of countries represented in the Fund’s portfolio will vary over time. As of the end of the last fiscal year, 10 countries were represented in the Fund’s portfolio. The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry or group of related industries. The Fund may trade securities

The Acquiring Fund will seek to achieve its objectives by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Acquiring Fund invests at least 80% of its total assets in equity securities of dividend-paying companies located throughout the world. At least 40% of the Acquiring Fund’s net assets will be invested in securities of issuers located throughout the world, excluding the United States (“Foreign Companies”), unless the manager deems market conditions and/or company valuations to be less favorable to Foreign Companies, in which case, the Acquiring Fund will invest at least 30% of its net assets in Foreign Companies. The Acquiring Fund may also invest up to 20% of its assets in securities issued by companies located in emerging markets when the manager believes they represent attractive investment opportunities. Securities held by the Acquiring Fund may be denominated in both U.S. dollars and foreign currencies.

The Acquiring Fund will invest in global equity investments across all market capitalizations. The Acquiring Fund will generally invest in companies with a market capitalization (i.e., total market value of a company’s shares) of $250 million or greater at the time of purchase. Although the Acquiring Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the manager believes such companies offer attractive opportunities.

The manager desires to produce superior risk-adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high shareholder yield. Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases, and debt reduction. By assembling a diversified portfolio of securities that, in the aggregate, possesses a high cash dividend, positive growth of free cash flow, share buyback programs, and net debt reductions, the Acquiring Fund seeks to provide an attractive

Acquired Fund	Acquiring Fund

actively and may engage in short-term trading strategies.

On an overall basis, the Fund seeks to implement an investment strategy designed to minimize the U.S. federal income tax consequences on income and gains generated by the Fund. The Fund seeks to accomplish this primarily by (i) investing in dividend-paying securities that are eligible to pay dividends that qualify for U.S. federal income taxation at rates applicable to long-term capital gain (“tax-advantaged dividends”), and complying with the holding period and other requirements for such favorable tax treatment; and (ii) offsetting any ordinary income and realized short-term capital gain against Fund expenses and realized short-term loss. In this regard, as discussed above, the Fund’s policy described above of investing at least 80% of its total assets in dividend-paying securities of issuers located throughout the world is subject to the requirement that Epoch believes at the time of investment that such securities are eligible to pay tax-advantaged dividends.

The Fund invests in global equity securities across a broad range of market capitalizations. The Fund generally invests in companies with a market capitalization (i.e., total market value of a company’s shares) of $500 million or greater at the time of purchase. The Advisor has engaged Epoch to serve as subadvisor to the Fund. Epoch is responsible for the day-to-day management of the Fund’s portfolio investments. Although the Fund may invest in securities of companies with any capitalization, it may at any given time invest a significant portion of its total assets in companies of one particular market capitalization category when Epoch believes such companies offer attractive opportunities. Epoch seeks to produce superior, risk-adjusted returns by investing in businesses with outstanding risk/reward profiles and a focus on high “shareholder yield.” Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities with these qualities, Epoch believes Fund investors will have the opportunity to realize an attractive total return with less volatility than the global equity market as a whole.

prospective return with inherently less volatility than the global equity market as a whole.

The manager seeks to produce an efficient portfolio on a risk/return basis with a dividend yield exceeding that of the MSCI World Index. In determining which portfolio securities to purchase, the manager utilizes aninvestment strategy that combines bottom-up stock research and selection with top-down analysis. In selecting portfolio securities, the manager seeks securities of companies with solid long-term prospects, attractive valuations, and adequate liquidity. The stocks the manager finds attractive generally have valuations lower than the manager’s perception of their fundamental value, as reflected in price-to-free cash flow, price-to-book ratios, or other stock valuation measures. The manager sells or reduces a position in a security when it believes the security will not meet expectations within a reasonable time, or when it believes those expectations have been fully realized and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price.

The Acquiring Fund may invest up to 20% of its net assets in debt securities, including high- yield fixed-income securities rated below investment grade, also known as junk bonds. The Acquiring Fund’s investment policies are based on credit ratings at the time of purchase.

The Acquiring Fund may also invest up to 15% of its net assets in illiquid investments. The Acquiring Fund may also make limited use of certain derivative instruments, including futures and options (investments whose value is based on securities, indexes, or currencies) for the purposes of generally reducing risk, and/or obtaining efficient market exposure.The Acquiring Fund may invest in other types of equity securities and foreign stocks.

The Acquiring Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and

Acquired Fund	Acquiring Fund

Epoch seeks to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the MSCI World Index. The MSCI World Index captures large- and mid- cap representation across 23 developed market countries. With approximately 1,603 constituents, the index covers approximately 85% of the free float- adjusted market capitalization in each country as of December 31, 2021. In selecting securities for the Fund, Epoch utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. Epoch looks for companies it believes have solid long- term prospects, attractive valuation comparisons and adequate market liquidity. The equity securities Epoch finds attractive generally have valuations lower than Epoch’s estimate of their fundamental value, as reflected in price-to- cash flow, price-to-book ratios or other stock valuation measures.

In selecting securities for the Fund’s portfolio, Epoch focuses on dividend-paying common stocks and to a lesser extent preferred securities that produce an attractive level of tax-advantaged income. Epoch also considers an equity security’s potential for capital appreciation. Epoch generally uses a value approach in selecting the Fund’s equity investments. Epoch evaluates an equity security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. Investment decisions are made primarily on the basis of fundamental research. Epoch relies upon information provided by, and the expertise of, Epoch’s research staff in making investment decisions. In selecting equity securities, Epoch considers (among other factors) a company’s cash flow capabilities, dividend prospects and the anticipated U.S. federal income tax treatment of a company’s dividends, the strength of the company’s business franchises and estimates of the company’s net value.

Epoch sells or reduces a position in a security when it sees the goals of its investment thesis failing to materialize, or when it believes those goals have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price. The reasons for a determination by Epoch that such goals are not being met include: the economic or competitive environment might be changing;

human rights policies. The ESG characteristics utilized in the Acquiring Fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.

The Acquiring Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

The Acquiring Fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.

Acquired Fund	Acquiring Fund

company management’s execution could be disappointing; or in certain cases, management proves to be less than forthright or have an inappropriate assessment of the company’s state and the task at hand.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a security after having held the security long enough to satisfy the holding period requirements for tax-advantaged dividends, but shortly after the security’s ex-dividend date. The Fund then uses the sale proceeds to purchase one or more other securities that are expected to pay dividends before the next dividend payment date on the security being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single security. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income received by the Fund. See “Investment Strategies—Equity Strategy.”

Tax-advantaged dividends. Under normal market conditions, the Fund invests primarily in a diversified portfolio of dividend-paying securities of issuers located throughout the world that Epoch believes at the time of investment are eligible to pay tax-advantaged dividends.

Tax-advantaged dividends generally include dividends from U.S. and non-U.S. corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its holders of Common Shares (the “Common Shareholders”). For the Fund to receive tax-advantaged dividends, the Fund must, in addition to other requirements, hold the otherwise qualified security for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of a preferred security, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The “ex-dividend date” is the date that is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In

	Acquired Fund	Acquiring Fund

addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For a Common Shareholder to be taxed at the long-term capital gain rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends.

There can be no assurance as to the portion of the Fund’s dividends that will be tax-advantaged. Although the Fund invests at least 80% of its assets in equity securities that pay tax-advantaged dividends and to satisfy the holding period and other requirements, a portion of the Fund’s income distributions may be taxable as ordinary income (i.e., income other than tax-advantaged dividends).

Changes of Investment Policies	The Board can change each Fund’s investment objective and strategies without shareholder approval. Each Fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Additional Investment Strategies

In addition to the principal investment strategies described above, the Acquiring Fund may utilize the following in pursuing its investment objective.

Temporary defensive investing

The Acquiring Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the Acquiring Fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture. To the extent that the Acquiring Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The table below identifies the principal risks of each Fund. As shown below, as of the Closing Date, the Funds have substantially similar investment risks. However, as also shown below, there are differences in the principal investment risks of the Funds, largely reflecting the different structures of the Acquired Fund and Acquiring Funds as closed-end and open-end, respectively:

•

With respect to the differences in risks, those of the Acquired Fund’s risks that are not shared with the Acquiring Fund are generally a result of the Acquired Fund’s status as a closed-end fund or differences in the Funds’ principal investment strategies described above under “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies.” Following the Reorganization, shareholders of the Acquired Fund will no longer be subject to the risk that the Fund’s common shares may trade at a discount from the Fund’s net asset value, as the Acquiring Fund’s shares are bought and sold at net asset value.

•

The Acquired Fund is subject to the following risks that the Acquiring Fund is not subject to: Anti-Takeover Risk, Changing Distribution Levels Risk, Defensive Positions Risk, Distribution Risk, Dividend Strategy Risk, European Markets Risk, Greater China Risk, Hong Kong Stock Connect Program (Stock Connect) Risk, Industry or Sector Risk, Leverage Risk, LIBOR Discontinuation Risk, Market Discount Risk, Repurchase Risk, Secondary Market for the Common Shares Risk, and Tax Risk.

•

The Acquiring Fund is subject to the following risks that the Acquired Fund is not subject to: Changing Distribution Levels Risk, Credit and Counterparty Risk, Equity Securities Risk, Foreign Securities Risk, Hedging, Derivatives, and Other Strategic Transactions Risk, and Lower Rated and High Yield-Fixed Income Securities Risk.

•

Though both the Acquired Fund and the Acquiring Fund have Liquidity Risks and Illiquid and Restricted Securities Risk, the disclosures for each Fund differ, since the Acquired Fund is a closed-end fund with limited liquidity, and Acquiring Fund is an open-end fund, which permits greater liquidity. These risks are marked with an asterisk in the chart below.

Risks:	Acquired Fund	Acquiring Fund
Anti-Takeover Risk	X
Changing Distribution Levels Risk		X
Common Stock and Other Equity Securities Risk	X
Credit and Counterparty Risk		X
Credit Quality Risk	X
Currency Risk	X	X
Defensive Positions Risk	X
Distribution Risk	X
Dividend Strategy Risk	X
Economic and Market Events Risk	X	X
Emerging Market Risk	X	X
Equity Securities Risk		X
ESG Integration Risk	X	X
European Market Risk	X
Fixed Income Securities Risk	X	X
Foreign Securities Risk		X
Greater China Risk	X
Growth Investment Style Risk		X
Hedging, Derivatives, and Other Strategic Transactions Risk		X
High Portfolio Turnover Risk		X
Hong Kong Stock Connect Program (Stock Connect) Risk	X

Risks:	Acquired Fund	Acquiring Fund
Illiquid and Restricted Securities Risk*	X	X
Industry or Sector Risk	X
Interest Rate Risk	X
Large Company Risk	X	X
Leverage Risk	X
LIBOR Discontinuation Risk	X
Liquidity Risk*	X	X
Lower Rated and High Yield-Fixed Income Securities Risk		X
Market Discount Risk	X
Non-U.S. Investment Risk	X
Operational and Cybersecurity Risk	X	X
Prepayment of Principal Risk		X
Portfolio Turnover Risk	X
Repurchase Agreement Risk	X
Secondary Market for the Common Shares Risk	X
Small and Medium Company Risk	X	X
Tax Risk	X

The following summarizes the principal risks affecting each Fund.

Principal Risks Applicable to Both Funds

Below are descriptions of the main factors that may play a role in shaping the Funds’ overall risk profiles. The following discussions relating to various principal risks associated with investing in the Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Funds. Your investment may be subject to the risks described below if a shareholder invests in the Funds.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Funds’ principal risk factors are listed below. The Funds’ shares will go up and down in price, meaning that you could lose money by investing in the Funds. Many factors influence a mutual fund’s performance. An investment in the Funds is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks below.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Funds invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds itself is regulated. Such legislation or regulation could limit or preclude the Funds’ ability to achieve its investment objective.

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Funds’ investment activities will be successful or that the Funds’ shareholders will not suffer losses.

There are no material differences between the risks listed below that are applicable to both Funds, though the language used may differ slightly between the Funds.

Currency Risk

Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the non-U.S. exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks or currency controls or political developments in the United States or abroad. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) also may involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Economic and Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the Fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the Fund.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement regarding the economic relationship between the UK and the EU. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. Despite the influence of the lockdowns, and the economic bounce back, Brexit has had a material impact on the UK’s economy. Additionally, trade between the UK and the EU did not benefit from the global rebound in trade in 2021 and remained at the very low levels experienced at the start of the coronavirus (COVID-19) pandemic in 2020, highlighting Brexit’s potential long-term effects on the UK economy.

In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the coronavirus (COVID-19) pandemic is likely to continue to stretch the resources and deficits of many countries in the EU and throughout the world, increasing the possibility that countries may be unable to make timely payments on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.

The United States responded to the coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the coronavirus (COVID-19) pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the coronavirus (COVID-19) pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the coronavirus (COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also extended credit to small- and medium-sized businesses.

Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.

As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on a Fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Emerging-Market Risk

The Fund may invest up to 20% of its total assets in the securities of issuers based in countries with “emerging market” economies. Investments in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of risk and uncertainty than investments in more-developed non-U.S. markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed non-U.S. countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in non-U.S. jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

In addition, shareholders of emerging market issuers, such as the Fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant and vary from jurisdiction to jurisdiction and company to company.

[The following paragraph is only applicable to the Acquiring Fund’s Emerging-Market Risk disclosure.]

Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

ESG Integration Risk

The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the Fund. The portion of the Fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the Fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into the Fund’s investment process may result in a manager making different investments for the Fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the Fund’s investment performance may be affected. Because ESG factors are one of many considerations for the Fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the Fund’s investments.

The ESG characteristics utilized in the Fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Although the manager has established its own structure to oversee ESG integration in accordance with the Fund’s investment objective and strategies, successful integration of ESG factors will depend on the manager’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The method of evaluating ESG factors and subsequent impact on portfolio composition, performance, proxy voting decisions and other factors, is subject to the interpretation of the manager in accordance with the Fund’s investment objective and strategies. ESG factors may be evaluated differently by different managers and may not carry the same meaning to all investors and managers. The manager may employ active shareowner engagement to raise ESG issues with the management of select portfolio companies. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to ESG integration.

Fixed-Income Securities Risk

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Duration is a measure of the price sensitivity of a debt security, or a fund that invests in a portfolio of debt securities, to changes in interest rates, whereas the maturity of a security measures the time until final payment is due. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Recent and potential future changes in government monetary policy may affect interest rates.

Beginning in March 2022, the Federal Reserve Board (Fed) began increasing interest rates and has signaled the potential for further increases. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the Fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

The fixed-income securities market has been and may continue to be negatively affected by the coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators responded with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the Fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by S&P Global Ratings or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Large Company Risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Operational and Cybersecurity Risk

With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, the fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the fund and its shareholders. Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.

The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Small and Mid-Sized Company Risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations (including micro-capitalization companies). These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time. The Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the Fund.

Particular Risks of the Acquired Fund

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Common Stock and Other Equity Securities Risk

The Fund invests primarily in common stocks, which represent an ownership interest in a company. The Fund also can invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.

Credit Quality Risk

Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

Defensive Positions Risk

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in short-term money market securities with remaining maturities of less than one year, cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Distribution Risk

There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at current levels or increase over time. The quarterly distributions shareholders receive from the Fund are derived from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums, and net realized gain on equity securities investments. If stock market volatility and/or stock prices decline, the premiums available from writing call options and writing put options on individual stocks likely will decrease as well. Payments to purchase put options and to close written call and put options will reduce amounts available for distribution. Net realized gain on the Fund’s stock investments will be determined primarily by the direction and movement of the stock market and the equity securities held. The Fund’s cash available for distribution may vary widely over the short- and long-term. If, for any calendar year, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. The Fund’s dividend income will be substantially influenced by the activity level and success of its dividend capture trading program, which may not work as intended.

Dividend Strategy Risk

Epoch may not be able to anticipate the level of dividends that companies will pay in any given timeframe. In accordance with the Fund’s strategies, Epoch attempts to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations typically are non-recurring or infrequent, may be difficult to predict and may not result in an opportunity that allows Epoch to fulfill the Fund’s investment objective. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable U.S. federal tax treatment afforded to dividends.

European Markets Risk

Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (EU) and Economic and Monetary Union (EMU), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate or dissolution of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on other European economies and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. The European Central Bank and IMF have previously bailed-out several European countries. There is no guarantee that these institutions will continue to provide financial support, and markets may react adversely to any reduction in financial support. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well.

Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. It is also possible that various countries within the UK, such as Scotland or Northern Ireland, could seek to separate and remain a part of the EU. Other secessionist movements including countries seeking to abandon the Euro or withdraw from the EU may cause volatility and uncertainty in the EU.

The UK has one of the largest economies in Europe and is a major trading partner with the EU countries and the United States. Brexit might negatively affect The City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe.

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.

To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities. In addition, Russia’s increasing international assertiveness could negatively impact EU and Eastern European economic activity. Please see “Market Events” for additional information regarding risks related to sanctions imposed on Russia.

Greater China Risk

Although they are larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging market economies. In addition, there are risks particular to the region, including less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. In addition, investments in Taiwan could be adversely affected by its political relationship with China and because Taiwan does not exercise the same level of control over its economy as the government of the People’s Republic of China (PRC) does with respect to Mainland China’s economy, changes to its political and economic relationship with the PRC could adversely impact a fund’s investments.

Further, the attitude of the PRC toward growth and capitalism is uncertain, and the markets of Hong Kong and Mainland China could be hurt significantly by any government interference or any material change in government policy. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries may represent a relatively large portion of the Greater China market as a whole. All of these factors combined mean that the fund is more likely to experience greater price volatility and lower liquidity than a portfolio that invests substantially in equity securities of U.S. issuers.

Hong Kong Stock Connect Program (Stock Connect) Risk.

Trading in China A-Shares listed and traded on certain Chinese stock exchanges through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Illiquid and Restricted Securities Risk

Restricted securities are securities with restrictions on public resale, such as securities offered in accordance with an exemption under Rule 144A under the Securities Act of 1933 (the “1933 Act”), or commercial paper issued under Section 4(a)(2) of the 1933 Act. Restricted securities are often required to be sold in private sales to institutional buyers, markets for restricted securities may or may not be well developed, and restricted securities can be illiquid. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. The Fund may invest up to 15% of its net assets in securities for which there is no readily available trading market or which are otherwise illiquid. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Interest Rate Risk

Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. Recent and potential future changes in government monetary policy may affect interest rates.

The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed-income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise, and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.

In response to certain serious economic disruptions, governmental authorities and regulators typically respond with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Industry or Sector Risk

When a fund invests a substantial portion of its assets in a particular industry or sector of the economy, the fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, the fund’s performance tends to be more volatile than other funds, and the values of the fund’s investments tend to go up and down more rapidly. In addition, to the extent that a fund invests significantly in a particular industry or sector, it is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector. The principal risks of investing in certain sectors are described below.

Leverage Risk

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through borrowings and/or the issuance of preferred shares, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of the NAV and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Advisor, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares. In addition, the fee paid to the Advisor is calculated on the basis of the Fund’s average daily gross assets, including proceeds from borrowings and/or the issuance of preferred shares, so the fee will be higher when leverage is utilized, which may create an incentive for the Advisor to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

LIBOR Discontinuation Risk

Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued on June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of British pound sterling and U.S. dollar LIBOR settings on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.

The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (IBOR) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Liquidity Risk

Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income funds may be higher than normal; the selling of fixed-income securities to satisfy shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect a fund’s ability to sell such securities at attractive prices.

Market Discount Risk

The Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Common Shares have traded at both a premium and at a discount to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV.

Non-U.S. Investment Risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of non-U.S. securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding non-U.S. issuers. Non-U.S. securities may be subject to non-U.S. taxes any may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There generally are higher commission rates on non-U.S. portfolio transactions, transfer taxes, higher custodial costs and the possibility that non-U.S. taxes will be charged on dividends and interest payable on non-U.S. securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the Fund could lose a substantial portion of, or its entire investment in, a non-U.S. security. Some of the non-U.S. securities risks also are applicable to funds that invest a material portion of their assets in securities of non-U.S. issuers traded in the United States.

Depository receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Portfolio Turnover Risk

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Epoch, investment considerations warrant such action. In addition, the Fund’s dividend capture program also may increase the level of portfolio turnover the Fund experiences. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover likely would result in higher brokerage commissions and may generate short-term capital gain taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Repurchase Agreement Risk

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The Acquired Fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Secondary Market for the Common Shares

The issuance of new Common Shares may have an adverse effect on the secondary market for the Common Shares. When the Common Shares are trading at a premium, the Fund may issue new Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the offering of new Common Shares may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares through its dividend reinvestment plan. Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

The voting power of current Common Shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the proceeds of such offering are unable to be invested as intended, the Fund’s per Common Share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Tax Risk

To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter; and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders; provided that in each case the shareholder meets the applicable holding period requirements. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gain for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gain generally would be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gain or what the tax rates on various types of income will be in future years. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares.

Particular Risks of the Acquiring Fund

Changing Distribution Levels Risk

The distribution amounts paid by the Acquiring Fund generally depend on the amount of income and/or dividends paid by the Acquiring Fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the Acquiring Fund and the Acquiring Fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit And Counterparty Risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity Securities Risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, irregular and/or unexpected trading activity among retail investors, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Foreign Securities Risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.

If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Additionally, the Holding Foreign Companies Accountable Act (HFCAA) could cause securities of foreign companies, including American depositary receipts, to be delisted from U.S. stock exchanges if the companies do not allow the U.S. government to oversee the auditing of their financial information. Although the requirements of the HFCAA apply to securities of all foreign issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The fund may also need to seek other markets in which to transact in such securities, which could increase the fund’s costs.

Growth Investment Style Risk

Certain equity securities (generally referred to as growth securities) are purchased primarily because a manager believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Hedging, Derivatives, and Other Strategic Transactions Risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund is required to comply with Rule 18f-4 under the Investment Company Act of 1940, as amended (the Derivatives Rule) as outlined below. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulations promulgated or proposed thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict a fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

In addition, the regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the Compliance Date), the Derivatives Rule replaced the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the funds will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.

The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the Investment Company Act of 1940. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of a fund. Legislation or regulation may change the way in which a fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a fund’s ability to achieve its investment objectives.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk, liquidity risk and operational risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent that a fund utilizes the following list of certain derivatives and other strategic transactions, it will be subject to associated risks. The main risks of each appear below.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High Portfolio Turnover Risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Illiquid and Restricted Securities Risk

Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price.

Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.

Liquidity Risk

The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-Rated and High-Yield Fixed-Income Securities Risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by S&P Global Ratings and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities.  Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of Principal Risk

Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Comparison of the Funds’ Investment Limitations

The following table details the fundamental and non-fundamental investment limitations for the Acquired Fund and the Acquiring Fund. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by a Fund’s Board without shareholder approval.

In addition, there are no material differences between the fundamental limitations of the Funds, though the language used and certain detailed explanations of limitations may differ between the Funds. The Acquiring Fund goes into detailed explanation regarding a number of investment strategies as fundamental policies while the Acquiring Fund does not have the same level of detail.

	Acquired Fund	Acquiring Fund
Objective	The Acquired Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long-term capital appreciation. In pursuing its investment objective of total return, the Acquired Fund will seek to emphasize high current income. In pursuing its investment objective, the Acquired Fund seeks to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S.	The primary objective of the Acquiring Fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

	Acquired Fund	Acquiring Fund
federal income tax consequences on income and gains generated by the Acquired Fund.

Fundamental Policies

Investment Restrictions

As referred to above, the following nine investment restrictions of the Acquired Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Acquired Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Acquired Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Acquired Fund. As a matter of fundamental policy, the Acquired Fund may not:

(1)   Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300% at the time of borrowing;

(2)   Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3)   Purchase securities on margin (but the Acquired Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities

The following investment restrictions will not be changed with respect to any Acquiring Fund without the approval of a majority of the Acquiring Fund’s outstanding voting securities which, as used in the Prospectus and the SAI, means the approval by the lesser of: (1) the holders of 67% or more of such Acquiring Fund’s shares represented at a meeting if more than 50% of such Acquiring Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of such Acquiring Fund’s outstanding shares. Unless otherwise noted, each investment restriction applies to each fund.

The Acquiring Fund may not borrow money except under the following circumstances: (i) the Acquiring Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Acquiring Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Acquiring Fund may enter into transactions that are technically borrowings under the 1940 Act, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Acquiring Fund’s custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the staff of the SEC, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Acquiring Fund’s custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

offering will not be deemed to be the purchase of securities on margin;

(4)   Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)   Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Acquired Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

(6)   Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Acquired Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)   Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(8)   With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9)   Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

In regard to restriction (1), the Acquired Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquired Fund securities. The 1940 Act currently requires that the Acquired Fund have 300% asset coverage at the

The Acquiring Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Acquiring Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Acquiring Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Acquiring Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Acquiring Fund’s ownership of securities.

The Acquiring Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Acquiring Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Acquiring Fund may not purchase or sell commodities or commodity contracts, except that the Acquiring Fund may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and the Acquiring Fund may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Acquiring Fund may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Acquiring Fund may indirectly invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

	Acquired Fund	Acquiring Fund

time of borrowing with respect to all borrowings other than temporary borrowings.

In regard to restriction (5)(c), the value of the securities loaned by the Acquired Fund may not exceed 33 1/3% of its total assets.

In regard to restriction (8), when determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity also are not considered to represent industries.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Acquired Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Subadvisor if the security is not rated by a rating agency) will not compel the Acquired Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Acquired Fund must always be in compliance with the borrowing policies set forth above.

The Acquiring Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Commodities	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments	Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures , and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices, and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Funds typically invest in futures contracts and related options on these and other types of commodity.

	Acquired Fund	Acquiring Fund
contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Borrowing & Senior Securities

Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300% at the time of borrowing;

Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities

The 1940 Act permits a fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

“Senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Acquiring Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Acquiring Fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. The Derivatives Rule provides an exemption to enter into certain transactions deemed to be senior securities subject to compliance with the limitations outlined in “Government Regulation of Derivatives.”

Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisor’s assessment of the security), or change in the percentage of fund assets

	Acquired Fund	Acquiring Fund
invested in certain securities or other instruments, or change in the average duration of a fund’s investment portfolio, resulting from market fluctuations or other changes in the Acquiring Fund’s total assets will not require the Acquiring Fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Acquiring Fund. In the event that rating services assign different ratings to the same security, the subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

Lending	Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Acquired Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;	Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

Underwriting	N/A	See above for detailed description of the Acquiring Fund’s inability to engage in the business of underwriting securities issued by others.

Concentration	N/A	While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a fund’s investment in loan participations, if any, the Acquiring Fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the Acquiring Fund has concentrated in a particular industry. For purposes of each fund’s fundamental restriction regarding concentration, the Acquiring Fund will take into account the concentration policies of the underlying funds in which the Acquiring Fund invests.

Diversification	N/A	A diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than 5% of its total assets in the securities, or own more than 10% of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision,

	Acquired Fund	Acquiring Fund
agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

Non- Fundamental Policies

The Acquired Fund has adopted the following non-fundamental investment policy, which may be changed by the Board without approval of the Acquired Fund’s shareholders. As a matter of non-fundamental policy, the Acquired Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Acquired Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board’s approval, the Acquired Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

The following restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.

JHF III will not take any of the following actions with respect to any fund or as indicated:

(1) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) Invest for the purpose of exercising control over or management of any company.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the 1933 Act, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

(4) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Acquiring Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the

Acquired Fund	Acquiring Fund
writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

Comparison Of Fund Structures

As a result of the Reorganization, shareholders of the Acquired Fund, a closed-end investment company, will become holders of Class I shares of the Acquiring Fund, an open-end investment company (commonly referred to as a “mutual fund”).

The Reorganization would provide similar benefits as the conversion of the Acquired Fund into an open-end structure: namely, the trading discount would be eliminated and Acquired Fund shareholders who become shareholders of the Acquiring Fund would be permitted to redeem, purchase or exchange shares of the Acquiring Fund received in the Reorganization at the then-current net asset value. Common shares of closed-end funds, such as the Acquired Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value.

The following table sets forth the high and low daily closing prices on the NYSE per common share of the Acquired Fund for each full quarterly period within the Acquired Fund’s two most recent fiscal years and each full quarter since the beginning of the Acquired Fund’s current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Quarter Ended	High	Low	High	Low	High	Low
01/31/2022	$6.74	$6.11	$6.60	$6.32	2.12%	-3.32%
04/30/2022	$6.85	$6.05	$6.40	$6.06	7.03%	-0.17%
07/31/2022	$6.21	$5.05	$6.27	$5.49	-0.96%	-8.01%
10/31/2022	$5.54	$4.36	$5.91	$4.95	-6.26%	-11.92%
01/31/2023	$5.26	$4.63	$5.63	$5.33	-6.57%	-13.13%
04/30/2023	$5.50	$4.70	$5.70	$5.21	-3.51%	-9.79%
07/31/2023	$4.87	$4.49	$5.47	$5.30	-10.97%	-15.28%
10/31/2023	$4.79	$4.04	$5.48	$4.80	-12.59%	-15.83%
01/31/2024	$5.14	$4.13	$5.28	$4.92	-2.65%	-16.06%

For most periods shown in the table above, the common shares of the Acquired Fund have traded at a discount.

If the Agreement is approved by Acquired Fund shareholders, the discount may be reduced before the date of the Reorganization to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the completion of the Reorganization. However, the existence of such a trading discount creates an arbitrage trade for opportunistic investors, and there is a possibility that Acquired Fund shareholders may redeem post-Reorganization to take advantage of this arbitrage opportunity. There is no guarantee that Acquired Fund shareholders who become holders of Class I shares of the Acquiring Fund would be able to redeem and capture the discount if such Acquiring Fund shares that they receive in the Reorganization decline in price.

If the Reorganization is completed, Acquired Fund shareholders who become holders of Class I shares of the Acquiring Fund who wish to realize the net asset value of their shares will be able to do so by redeeming their Acquiring Fund shares at net asset value. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

The Reorganization also presents certain disadvantages. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable. As a result, closed-end funds operate with a relatively fixed capitalization and may keep their assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds, such as the Acquiring Fund, engage in a continuous offering of new shares, which allows them to continuously raise new assets. However, in order to satisfy redemption requests, open-end funds generally are required to hold a higher cash position than closed-end funds and may be forced to sell portfolio securities at disadvantageous times or prices.

If the Reorganization is completed, Acquired Fund shareholders will no longer be able to take advantage of a closed-end fund’s ability to use a higher percentage of leverage to increase earnings, however the Acquired Fund currently does not utilize leverage. Unlike a closed-end fund, the Acquiring Fund is not permitted to invest without limit in illiquid investments, as open-end funds are subject to daily redemptions and regulatory limitations on illiquid investments, as further discussed below, although the Acquired Fund may not invest more than 15% in illiquid investments per the limits set forth in its registration statement.

In addition, unlike the Acquired Fund, Class I shares of the Acquiring Fund also have front-end sales loads and contingent deferred sales charges, but such fees will be waived for the one-time transfer of assets. Also, holders of Class I shares of the Acquiring Fund are not subject to an ongoing annual service fee under the Acquiring Fund’s distribution and service plan adopted under Rule 12b-1 under the 1940 Act. Shareholders of Class I Shares of the Acquiring Fund may exchange their shares without paying any fees for the same class of shares in any other fund in the Acquiring Trust or for a different class of shares within the Acquiring Fund. If considering an exchange, shareholders should be mindful of any additional fees they might incur or any tax consequences following the exchange.

Below are more detailed descriptions of the legal and practical differences between closed-end funds and open-end funds.

Redemption Right

Unlike the shares of closed-end funds, shares of open-end funds are redeemable securities. Shareholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the share, less any applicable charges. Most open-end funds, including the Acquiring Fund, also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares

Investors pay brokerage commissions in connection with the purchase and sale of common shares of closed-end funds, such as the Acquired Fund, on a securities exchange. Investors wishing to acquire shares of an open-end fund, such as the Acquiring Fund, are typically able to purchase shares either through a financial adviser or other financial intermediary or directly from the fund.

If the Reorganization is completed, shareholders wishing to realize the value of their Acquiring Fund shares received in the Reorganization may do so by redeeming those shares at net asset value. Class I shares or any other class of shares of the Acquiring Fund purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class of shares. Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the Acquiring Fund may have in place from time to time.

Determination of Net Asset Value

SEC regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by shareholders or purchased by investors. The net asset value of most open-end funds is published daily by leading financial publications. Similarly, although not required to do so, closed-end funds generally value their assets at least once on each business day in order to determine net asset value.

Each Fund calculates the net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). With respect to the Acquiring Fund, the net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. The Funds’ valuation procedures are identical.

Fees and Expenses

Unlike the common shares of closed-end funds, certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge, but such fees are not applicable to Class I shares of the Acquiring Fund. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1, under which holders of Class I shares are not subject to an ongoing annual service fee. For a complete description of this arrangement, see the section of this Proxy Statement/Prospectus entitled “Comparison of Fees and Expenses.”

Portfolio Management

Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end funds do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management’s perception of market conditions and on decisions to use fund assets for other purposes, such as to repurchase shares as part of a repurchase program. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Acquiring Fund’s investment flexibility and the scope of its investment opportunities.

Illiquid Investments

Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Acquired Fund may invest in illiquid investments without limit, although the Acquired Fund may not invest more than 15% in illiquid investments per the limits set forth in its registration statement.

Dividend Reinvestment

While both closed-end funds and open-end funds may adopt dividend reinvestment plans, the operation of such plans may differ. Pursuant to the Acquired Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Acquired Fund shareholders who become holders of Class I shares of the Acquiring Fund in the Reorganization will continue to have the opportunity to have dividends and distributions automatically reinvested in shares of the Acquiring Fund at net asset value. With respect to the Acquiring Fund, dividends may be reinvested automatically in shares of the Acquiring Fund at net asset value without a sales charge or may be sent directly to the shareholder’s bank account or a mailed check. If a shareholder of the Acquiring Fund would like to receive dividends in cash through their bank account or check, the shareholder should contact their financial intermediary or the Acquiring Fund. If the check is not deliverable or the combined dividend and capital gains amount is less than $10, the shareholder’s proceeds will be reinvested. If five or more of the shareholder’s dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Comparison of Shareholder Rights

While the Acquired Fund and the Acquiring Trust is each registered under the 1940 Act as a management investment company and was established under the laws of the State of Delaware as a statutory trust, the rights of shareholders of the Funds are defined by their respective organizational documents and differ in certain ways, including but not limited to differences in the open-end and closed-end fund structures. The chart in Exhibit C attached hereto compares the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

Comparison of Fees and Expenses

Shareholders of the Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.

The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will not change as a result of the Reorganization and will apply following the Reorganization. The Acquiring Fund’s management fee rate is lower than that of the Acquired Fund.

As the tables below indicate, the maximum hypothetical pro forma annual operating expenses (both before and after waivers and reimbursements) of the Acquiring Fund’s Class I shares after the Reorganization are expected to be lower than those of the Acquired Fund. The management fee of the Acquiring Fund is also lower than that of the Acquired Fund.

The tables below describe (1) the actual fees and expenses for common shares of the Acquired Fund for the fiscal year ended October 31, 2023; (2) the actual fees and expenses for Class I shares of the Acquiring Fund for the fiscal period ended September 30, 2023; and (3) the anticipated pro forma fees and expenses of Class I Shares of the Acquiring Fund on a combined basis assuming the Reorganization with the Acquired Fund had occurred at the beginning of the twelve-month period ended September 30, 2023 (i.e., on October 1, 2022). The Acquiring Fund is expected to be the legal, tax and accounting survivor of the Reorganization. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

These tables do not include Acquiring Fund share classes not involved in the Reorganization.

Shareholder Fees and Annual Fund Operating Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class I shares if you and your family invest, or agree to invest in the future, at least $50,000 in one or more funds that are a part of John Hancock Funds III. This amount may vary depending on the Fund in which you invest.

		Acquired Fund		Acquiring Fund Class I		Acquiring Fund Class I (Pro Forma, Assuming Reorganization)
Shareholder Fees	Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	None	(1)	None		None
	Maximum Deferred Sales Charge for shares held less than 1 year (as a percentage of the lesser of original price or redemption proceeds)	None		None		None
	Small account fee (for fund account balances under $1,000) ($)	None		None		None
Annual Fund Operating Expenses	Management Fee	0.90%		0.80%		0.80%
	Distribution (12b-1) Fees	None		None		None
	Other Expenses(2)	0.70%		0.20%		0.20%
	Total Annual Fund Operating Expenses	1.60%		1.00%		1.00%
	Contractual Expense Reimbursement	(0.01	)%(3)	(0.16	)%(4)	(0.16	)%(4)
	Total Annual Fund Operating Expenses After Expense Reimbursements	1.59%		0.84%		0.84%

(1)	If common shares are sold to or through underwriters, the Acquired Fund’s prospectus will set forth any applicable sales load and the estimated offering expenses.
(2)	Other Expenses include expenses related specifically to each class, such as administrative services fees.

(3)

The Advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Fund’s reimbursement amounted to 0.01% of the Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

(4)

The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the Class I shares in an amount equal to the amount by which expenses of Class I of the Acquiring Fund, exceed 0.84% of the Acquiring Fund’s average daily net assets attributable to the applicable class. For purposes of this agreement, “expenses of Class I shares” means all class expenses (including Acquiring Fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on July 31, 2025, unless renewed by mutual agreement of the Acquiring Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The Adviser also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Acquiring Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the Acquiring Fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the Acquiring Fund’s reimbursement amounted to 0.01% of the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the Acquiring Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Expense Examples

The hypothetical examples below are intended to help you compare the cost of investing in common shares of the Acquired Fund with the cost of investing in Class I shares of the Acquiring Fund or other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Pro forma expenses of Class I shares of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred at the beginning of the twelve-month period ended September 30, 2023 (i.e., on October 1, 2022), also are included. The pro forma examples are for comparison purposes only and are not a representation of the Acquiring Fund’s actual expenses or returns, either past or future.

	Acquired Fund	Acquiring Fund Class I	Acquiring Fund Class I (Pro Forma, Assuming Reorganization)
Year 1	$162	$86	$86
Year 3	$504	$302	$302
Year 5	$870	$537	$537
Year 10	$1,899	$1,210	$1,210

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables above, affect each Fund’s performance. During each Fund’s most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 308% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

COMPARISON OF PAST PERFORMANCE

Performance information in the bar charts and tables below illustrates the variability of the Funds’ returns and provides some indication of the risks of investing in the Funds by showing changes in the Funds’ performance from year to year. Past performance (before and after taxes) does not indicate future results.

The bar charts under “Calendar year total returns” show how each Fund’s total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables under “Average annual total returns” show average annual total return for each Fund over time, compared with broad-based securities market indexes. Because indices cannot be invested in directly, the returns of the indices do not reflect a deduction for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions and reflect all applicable fees and sales charges. After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Acquired Fund—Market Price

Calendar Year Total Returns — Common Share Class

Total return for the six months ended December 31, 2023 was 16.50% on a market price basis.

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return on a market price basis was 19.80% for the quarter ended December 31, 2023, and its lowest quarterly return on a market price basis was -26.83% for the quarter ended March 31, 2020.

Acquired Fund—Net Asset Value

Calendar Year Total Returns — Common Share Class

Total return for the six months ended December 31, 2023 was 4.14% on a net asset value basis.

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return on a net asset value basis was 14.79% for the quarter ended December 31, 2022, and its lowest quarterly return on a net asset value was -23.96% for the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2023

The tables below compare the average annual total returns of the Acquired Fund’s common shares, on both a market price and net asset value basis, to the MSCI World Index, the Acquired Fund’s benchmark, which is a global stock market index that tracks the performance of large and mid-cap companies across 23 developed countries.

Common Shares (Inception: 09/26/2007)

	1 Year	5 Years	Since Inception
Common Shares (market price basis) before taxes	17.61	6.19	2.96
Common Shares (net asset value basis) before taxes	9.76	4.89	3.41
MSCI World Index	23.79	12.80	6.29

Acquiring Fund

Calendar Year Total Returns — Class I Shares

Total return for the six months ended December 31, 2023 was 4.93%.

Quarterly Returns

During the period shown in the above bar chart, the Acquiring Fund’s highest quarterly return for Class I Shares was 14.52% for the quarter ended December 31, 2022, and its lowest quarterly return was -24.88% for the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2023

The tables below compare the average annual total returns of the Acquiring Fund’s Class I shares to the MSCI World Index, the Fund’s benchmark, which is a global stock market index that tracks the performance of large and mid-cap companies across 23 developed countries.

Class I Shares (Inception: 03/01/2007)

	1 Year	5 Years	Since Inception
Class I before taxes	11.35	8.26	5.80
Class I after taxes on distributions	10.19	6.61	4.65
Class I after taxes on distributions, with sale	7.49	6.34	4.56
MSCI World Index	23.79	12.80	6.64

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Description of Reorganization

The Board of each Fund has approved the Agreement, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Additional Information About the Reorganization.” The Agreement provides for the Reorganization on the following terms:

The Acquired Fund will hold a shareholder meeting on or about April 15, 2024, the Acquired Fund is anticipated to cease trading on April 17, 2024, with the Reorganization scheduled to occur on or about April 26, 2024. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund as of the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.

The Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class I shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its shares, less the value of any liabilities attributable to such shares. As part of the liquidation of the Acquired Fund (which would likely take an extended period of time), these shares will immediately be distributed to the shareholders of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, shareholders of the Acquired Fund will become shareholders of the Class I shares of the Acquiring Fund. As there are no material differences between the valuation policies used by each of the Funds, it is not expected that any differences in valuation between the value of your investment immediately before the Reorganization (calculated using the Acquired Fund’s valuation procedures) and the value of your investment immediately after the Reorganization will occur.

After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.

Board Considerations of the Proposed Reorganization

At a meeting held on December 12-14, 2023, the Independent Trustees of the Acquired Fund and the Acquiring Fund discussed the proposed Reorganization, including during a private session with their independent legal counsel at which no representatives of management were present. The Independent Trustees discussed the Reorganization and alternatives to the Reorganization for the Acquired Fund, including among others, seeking a merger with a similar closed-end fund, converting the Acquired Fund into an exchange-traded fund (“ETF”), or the liquidation of the Acquired Fund. During the December 12-14, 2023 meeting, the Independent Trustees discussed the Reorganization with representatives from management and asked questions about the Reorganization of management. On December 14, 2023, the Independent Trustees determined to recommend the Reorganization. After consideration of alternatives to the Reorganization, the Independent Trustees determined that the Reorganization is in the best interests of each Fund and its shareholders and that the interests of existing shareholders in each Fund will not be diluted as a result of effecting the proposed Reorganization. In making these determinations, the Trustees considered the following matters, among others, and in no order of priority, in approving the Proposal.

1.

The investment objective, principal investment strategies, policies and risks of the Acquiring Fund are substantially similar to those of the Acquired Fund, although the Independent Trustees noted certain differences reflecting the different structures of the Acquired Fund and Acquiring Fund as closed-end and open-end management investment companies, respectively, which are discussed below.

2.

Shareholders of the Acquired Fund will experience continuity in portfolio management because the Subadviser, the subadviser to both the Acquired Fund and the Acquiring Fund, who is overseen by the Adviser, will continue to manage the Acquiring Fund’s assets on a day-to-day basis after the Reorganization. The Trustees also considered that the same portfolio managers that manage the Acquired Fund also serve as the portfolio managers of the Acquiring Fund, and will continue to serve as the portfolio managers of the Acquiring Fund after the Reorganization, with the exception of William W. Priest, who currently serves as a portfolio manager of the Acquired Fund and Acquiring Fund, and will no longer serve as a portfolio manager of the Acquired Fund and Acquiring Fund as of March 31, 2024. Although Mr. Priest will no longer serve as a portfolio manager, it is expected that there will be no impact on the portfolio management of the Acquired Fund and the Acquiring Fund. Accordingly, Acquired Fund shareholders should be provided with a continuing investment program and the same level of portfolio management services and there is not expected to be any diminution in the nature, quality and extent of services provided to shareholders after the Reorganization.

3.

The Reorganization would provide similar benefits as the conversion of the Acquired Fund into an open-end structure, but to a degree greater than a conversion of the Acquired Fund: namely, the trading discount would be eliminated and Acquired Fund shareholders who become shareholders of the Acquiring Fund would be permitted to redeem, purchase or exchange shares of the Acquiring Fund received in the Reorganization at the then-current net asset value, but within a much larger fund with a substantially similar strategy, policies and risks. Acquiring Fund shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class of shares.

4.

The fee and expense structures of the Funds differ, in part, because of structural differences between open-end funds and closed-end funds. In this regard, in particular, Class I shares of the Acquiring Fund, including those received in the Reorganization, are not currently subject to an ongoing Rule 12b-1 distribution and service fee, which generally is used to compensate financial intermediaries for shareholder services, that is not present for the Acquired Fund. In addition, the Acquiring Fund’s management fee and overall expenses, on both a gross and net basis, are lower than those of the Acquired Fund. In addition, shareholders of the Acquired Fund will not pay any front-end sales charges in connection with the receipt of Class I shares of the Acquiring Fund in the Reorganization. Class I shares received in the Reorganization will not be subject to any redemption fees or contingent deferred sales charges. Any class of shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class.

5.

Although the Funds’ respective investment strategies are substantially similar, the Acquiring Fund, as an open-end fund, is managed without using leverage and is not able to employ leverage to the same extent as the Acquired Fund, a closed-end fund, which may, but does not, also issue preferred shares and debt securities in addition to common shares. However, the Acquired Fund, as a closed-end fund, currently does not utilize leverage.

6.

In addition, open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Acquired Fund may invest in illiquid investments without limit.

7.

The Reorganization is anticipated to be tax-free for federal income tax purposes for the Funds and their shareholders, and the Funds will receive an opinion from counsel to that effect as a condition to the closing of the Reorganization. However, the Acquired Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, may be taxable to investors who hold their shares in a taxable account.

8.

The terms of the Agreement include that the Reorganization is intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Trustees considered that the aggregate net asset value of the Class I shares of the Acquiring Fund that shareholders of the Acquired Fund will receive in the Reorganization is expected to be equal to the aggregate net asset value of the common shares of the Acquired Fund held by such shareholders, as of the close of business on the business day immediately prior to the closing date of the Reorganization. As there are no material differences between the valuation policies used by each of the Funds, it is not expected that any differences in valuation between the value of your investment immediately before the Reorganization (calculated using the Acquired Fund’s valuation procedures) and the value of your investment immediately after the Reorganization will occur.

9.	The costs that are expected to be incurred in connection with the Reorganization will be borne by the Acquired Fund.

Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization, except as otherwise provided in Section 5 of the Agreement. The Acquired Fund will benefit from a lower net expense ratio and the potential of improved performance in the long-term in the combined fund. Therefore, the Acquired Fund is expected to be the primary beneficiary in the Reorganization. If the Reorganization is not consummated, the Adviser will pay the expenses of the Reorganization. The Acquired Fund Board and the Board of Trustees of the Acquiring Fund considered that this allocation was fair and reasonable because the Acquired Fund’s shareholders would receive additional benefit in the form of liquidity from the Reorganization, as described in the Proxy Statement/Prospectus, not applicable to Acquiring Fund shareholders.

10.

The Board also reviewed the historical performance of each of the Funds and their benchmarks. Although past performance does not guarantee future results, for the one-year, five-year and since inception periods ended December 31, 2023, the Acquiring Fund outperformed the Acquired Fund on a NAV basis. The Acquiring Fund will be the legal and accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization.

11.

The Board also considered that the Acquiring Fund will be better positioned in the market, due in part to its open-end structure, to increase asset size and achieve additional economies of scale than the Acquired Fund as currently constituted.

For the reasons described above, the Acquired Fund Board, including the Independent Trustees, approved the Reorganization. In particular, the Acquired Fund Board determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

Accordingly, the Acquired Fund Board, including the Independent Trustees, unanimously recommends that you vote FOR the proposed reorganization.

Tax Status of the Reorganization

The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from K&L Gates LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, with respect to the Reorganization, for federal income tax purposes:

•

No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund;

•	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

•	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

•	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

•

The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Funds.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders.

As of October 31, 2023, the Acquired Fund had unused short-term capital loss carryforwards of $0.00 and unused long-term capital loss carryforwards of $20,402,464.00. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. The Reorganization of the Acquiring Fund and the Acquired Fund will affect the use of these tax attributes of the Acquired Fund in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Acquiring Fund. If there was no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Acquired Fund. After the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits inure to all shareholders of the post-Reorganization Acquiring Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryforwards and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Generally, when ownership of a “loss corporation” such as the Acquired Fund changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of January 2024 was 3.81%) multiplied by the value of the “loss corporation’s” equity. This limitation would result in the reduction of the portion of the loss carryforwards that the post-Reorganization Acquiring Fund will be able to use each year to offset realized capital gains. However, there is no assurance that such losses would be used even in the absence of the Reorganization.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization and Termination

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy Statement/Prospectus are qualified in their entirety by Exhibit A, the Form of Agreement and Plan of Reorganization and Termination, in its entirety.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, Section 6, paragraph 6.4).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, Section 6, paragraph 6.4).

The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraph 6.6).

Termination of Agreement. Either of the Acquired Fund Board or the Board of Trustees of the Acquiring Fund may terminate the Agreement at any time before the Reorganization, subject to certain conditions.

Expenses of the Reorganization. The costs that are expected to be incurred in connection with the Reorganization will be borne by the Acquired Fund. These costs are estimated to be approximately $369,500 and are comprised of legal, accounting, printing, solicitation and tabulation expenses.

Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization, except as otherwise provided in Section 5 of the Agreement. The Acquired Fund will benefit from a lower net expense ratio and the potential of improved performance in the long-term in the combined fund. Therefore, the Acquired Fund is expected to be the primary beneficiary in the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to attend, participate and/or vote at the Special Meeting. Each share of the Acquired Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Acquired Fund, by personnel of the Adviser or of the Acquired Fund’s administrator and transfer agent, or by broker-dealer firms. The Acquired Fund has retained Computershare Fund Services (“proxy solicitor”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Some of the proxy solicitation services to be provided by Computershare Fund Services include mail and tabulation services, as well as services to facilitate mail, telephone and Internet voting. Acquired Fund shareholders may receive a telephone call from Computershare Fund Services asking them to vote. A written proxy may be delivered to the Acquired Fund or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their candidates, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $32,918.

Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxy cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the meeting, and which are not revoked, will be voted at the meeting. A proxy is revocable by the person giving it prior to exercise by a signed writing delivered to the Acquired Fund’s Secretary, or by executing and delivering a later dated proxy (via mail, telephone or electronic transmission) prior to the meeting, or by attending the meeting and voting the shares in person. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, all shares held by such shareholder shall be voted in favor of the Proposal.

A quorum requires the presence, in person or by proxy, of holders of a majority of the outstanding shares of the Acquired Fund entitled to vote. In addition, as the Reorganization has been recommended by the Board, approval of the Reorganization requires the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote.

All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. However, abstentions will not be treated as votes cast at such meeting. Abstentions, therefore, will have no effect on a proposal that requires an affirmative vote of a majority of outstanding shares entitled to vote for approval, but will effectively be a vote against a proposal that requires the affirmative vote of a minimum percentage of the shares present or represented by proxy for approval. In contrast, it is the Funds’

understanding that broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are not expected at the meeting as there is no routine matter on which such brokers could vote. Broker non-votes otherwise would have the same effect as abstentions, i.e., they would be included for purposes of determining whether a quorum is present but would not be counted as votes cast on a proposal.

Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement/Prospectus. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Acquired Fund in favor of the Proposal set forth in the Notice of this meeting are not received by April 15, 2024, the chairman of the meeting may call an adjournment or the persons named as proxies in the Acquired Fund’s enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment, if submitted to a vote, will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the Plans in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the Plans against such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

To be considered for presentation at a shareholder meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The Acquired Fund Bylaws were originally filed with the SEC on April 23, 2007 on Form N-2 and the Acquiring Trust Bylaws, as amended, were originally filed with the SEC on March 8, 2005 on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, as amended. Shareholders may obtain copies of such documents by contacting a Fund in the manner described above under “Where to Get More Information.”

Shareholders wishing to communicate with the Board of Trustees of either Fund may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any Committee of the Board or to the Independent Trustees as a group, at the following address: 200 Berkeley Street, Boston, Massachusetts 02116, c/o the Secretary of the Fund.

SHARE OWNERSHIP OF THE FUNDS

To the best knowledge of each Fund, as of January 17, 2024, the Trustees and officers of the Trust, each in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of their respective Funds.

To the knowledge of the management team of each Fund, as of January 17, 2024, the following principal shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who, directly or indirectly, owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Acquired Fund can control the Acquired Fund and determine the outcome of a shareholder meeting. Percentage of the Acquiring Fund owned may include shareholder’s holdings of other share classes of the Acquiring Fund not involved in the Reorganization.

Class	Name and Address	Percentage	Ownership
John Hancock Global Shareholder Fund (Acquiring Fund)
Class A	EDWARD D. JONES & CO., L.P. FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	73.03%	RECORD
Class C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25.58%	RECORD
Class I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	46.30%	RECORD

Class	Name and Address	Percentage	Ownership
	2801 MARKET ST SAINT LOUIS MO 63103-2523
Class I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	41.44%	RECORD
Class R6	EDWARD D. JONES & CO., L.P. FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	94.91%	RECORD
NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	52.70%	BENEFICIAL
NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	22.87%	BENEFICIAL
NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5023	15.08%	BENEFICIAL

Name and Address	Amount	Percentage
John Hancock Tax-Advantaged Global Shareholder Yield Fund (Acquired Fund)
FIRST TRUST PORTFOLIOS LP 120 EAST LIBERTY DRIVE, SUITE 400 WHEATON, IL 60187	784,895	7.19%[1]

[1]	As of December 31, 2023

CAPITALIZATION

With respect to the Reorganization, the following tables set forth the capitalization of the Acquired Fund and the Acquiring Fund as of December 31, 2023, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred on that date.

	Acquired Fund	Acquiring Fund Class I	Acquiring Fund Class I Pro forma
Net Assets	$57,217,085	$531,318,501	$588,535,586
Net Asset Value, Offering/Redemption Price Per Share	$5.24	$10.81	$10.81
Shares of Beneficial Interest Outstanding	10,921,751	49,150,422	54,443,399

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of the Funds’ Classes of Shares

The following table details the expense structures of the Acquired Fund’s Common Shares and the Acquiring Fund’s Class I shares.

The Acquired Fund does not continuously issue shares, as it is a closed-end fund. Following the Reorganization, Acquired Fund shareholders will receive Class I shares of the Acquiring Fund for their Common Shares.

	Acquired Fund	Acquiring Fund

Share Class

Common Shares

•  Common Shares do not have a sales charge, as there are no Common Shares currently sold directly from the Acquired Fund. The Acquired Fund is authorized to issue an unlimited number of common shares, which are listed on the New York Stock Exchange. Common Shares, as the Acquired Fund is a closed-end fund.

•  The Common Shares may trade at a discount from or premium to NAV.

•  Common Shares are not subjected to Rule 12b-1 fees, though Common Shares may participate in a Distribution Reinvestment Plan, where once a distribution is made to shareholders, the cash will automatically be reinvested into additional Acquired Fund Common Shares.

Class I Shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares:

•  Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the Acquiring Fund have different fees and expenses.

•  Retirement and other benefit plans

•  Endowment funds, foundations, donor advised funds, and other charitable entities

•  Any state, county, or city, or its instrumentality, department, authority, or agency

•  Accounts registered to insurance companies, trust companies, and bank trust departments

•  Any entity that is considered a corporation for tax purposes

•  Investment companies, both affiliated and not affiliated with the advisor

•  Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the Acquiring Fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned

The minimum initial investment requirements for Class I shares is $250,000, except that the Acquiring Fund may waive the minimum for any category of investors at the Acquiring Fund’s sole discretion.

Shareholders of the Acquired Fund will not pay any front-end sales charges in connection with the receipt of Class I shares of the Acquiring Fund in the Reorganization. Class I shares received in the Reorganization will not be subject to any redemption fees or contingent deferred sales charges. Any class of shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class. In addition, the minimum initial investment for the Class I shares of the Acquiring Fund has been waived for shareholders of the Acquired Fund receiving shares in connection with the Reorganization.

Comparison of Buying, Selling and Exchanging Shares

The common shares of the Acquired Fund, a closed-end fund, are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Shares of the Acquired Fund do not have any exchange rights. The Acquiring Fund, an open-end fund, continuously offers new shares. As an open-end fund with multiple share classes, the Acquiring Fund has detailed information regarding how to buy shares, minimum initial investment amount, tax information, payments to broker-dealers and intermediaries, exchanging shares, concerning frequent purchases and redemptions, and redeeming shares. The Acquired Fund does not continuously offer shares, as it is a closed-end fund, and therefore the Acquired Fund does not provide the below information. Following the Reorganization, shareholders will receive Class I shares of the Acquiring Fund for their Common Shares, and the details for buying, selling and exchanging those shares is described below.

Minimum Initial Investment

The minimum initial investment for Class I shares of the Acquiring Fund is $250,000. However, the minimum initial investment requirement may be waived, at the Acquiring Fund’s sole discretion, for investors in certain fee-based, wrap, or other investment platform programs, or in certain brokerage platforms where the intermediary is acting solely as an agent for the investor. The Acquiring Fund also may waive the minimum initial investment for other categories of investors at its discretion, including for Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the Acquiring Fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. In addition, the minimum initial investment for the Class I shares of the Acquiring Fund has been waived for shareholders of the Acquired Fund receiving shares in connection with the Reorganization.

How to Buy Shares

Opening an account

By check

•	Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

•	Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

By exchange

•	Call your financial professional or Signature Services to request an exchange.

By wire

•	Deliver your completed application to your financial professional or mail it to Signature Services.

•	Obtain your account number by calling your financial professional or Signature Services.

•	Obtain wiring instructions by calling Signature Services.

•

Instruct your bank to wire the amount of your investment. Specify the Acquiring Fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet

•	See “By exchange” and “By wire.”

By phone

•	See “By exchange” and “By wire.”

Adding to an account

By check

•	Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

•

If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the Acquiring Fund name, your share class, your account number, and the name(s) in which the account is registered.

•	Deliver the check and your investment slip or note to your financial professional, or mail them to Signature Services (address below).

By exchange

•	Log on to the website below to process exchanges between funds.

•	You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

•	Call your financial professional or Signature Services to request an exchange.

By wire

•	Obtain wiring instructions by calling Signature Services.

•

Instruct your bank to wire the amount of your investment. Specify the Acquiring Fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet

•	Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

•	Complete the “Bank information” section on your account application.

•	Log on to the website below to initiate purchases using your authorized bank account.

By phone

•	Verify that your bank or credit union is a member of the ACH system.

•	Complete the “To purchase, exchange, or redeem shares via telephone” and “Bank information” sections on your account application.

•	Call your financial professional or call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Pricing of the Acquiring Fund Shares

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

The Acquiring Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after the Transfer Agent receives your request in good order. In unusual circumstances, the Acquiring Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing

In case of emergency or other disruption resulting in the NYSE not opening for trading or closing at a time other than the regularly scheduled close, the time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC. This may result in the Acquiring Fund closing for business prior to the time at which the Acquiring Fund’s NAV is determined. In this case, orders submitted after the Acquiring Fund closing may receive the NAV determined on the next business day.

Other Information

The Acquiring Fund does not issue share certificates. Shares are electronically recorded.

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which a name, mailing address, or recorded bank has changed within the past 30 days. Proceeds from telephone transactions can only be sent to the address or bank on record.

If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Acquiring Fund may close out your account and mail you the proceeds. Alternatively, the Acquiring Fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

The Acquiring Fund reserve the right to refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

Account Statements

In general, you will receive account confirmations and statements as follows:

•	after every transaction (except a dividend reinvestment) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

For investors who are not exempt from federal income taxes, dividends you receive from the Acquiring Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Acquiring Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Acquiring Fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Acquiring Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

How to Exchange Shares

You may exchange Class I shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.

The registration for both accounts involved in an exchange must be identical.

Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.

As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the Acquiring Fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

Provided the Acquiring Fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the Acquiring Fund, an investor in the Acquiring Fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the Acquiring Fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The Acquiring Fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.

In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the Acquiring Fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.

The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The Acquiring Fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Shareholders should read the prospectus for any other John Hancock Fund or class of shares into which they are considering exchanging.

How to Redeem Shares

To sell some or all of your shares of the Acquiring Fund, you must follow one of the following options:

By letter (for sales of any amount)

•

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required (see below).

•	Mail the materials to Signature Services (address below).

•	A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

•	Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” below.

By internet (for most accounts and sales of up to $100,000)

•	Log on to the website below to initiate redemptions from your fund.

By phone (for amounts up to $100,000, which is available to most accounts; for amounts up to $5 million. Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts )

•	Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

•	To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial professional.

•

Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT) (requests by letter to sell any amount; qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges))

•	To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

•	Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

•	Amounts of $5 million or more will be sent by wire.

By exchange (for sales of any amount)

•	Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.

•	You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

•	Call your financial professional or Signature Services to request an exchange

Selling Shares in Writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address or bank of record has changed within the past 15 days, and you would like the payment to be sent to your new address or bank;

•

you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

•

you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee. Signature Services may make exceptions to any of the signature guarantee requirements.

Seller	Requirements for written requests

Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

•  Letter of instruction

•  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

•  Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

•  Letter of instruction

•  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

•  On the letter and the resolution, the signature of the person(s) authorized to sign for the account

•  Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

•  Letter of instruction

•  On the letter, the signature(s) of the trustee(s)

•  Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

•  Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s) • Copy of the death certificate • Medallion signature guarantee, if applicable (see above) • Inheritance tax waiver, if applicable

Executors of shareholder estates

•  Letter of instruction signed by the executor

•  Copy of the order appointing executor, certified within the past 12 months

•  Medallion signature guarantee, if applicable (see above)

•  Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	• Call Signature Services for instructions

Exchange limitation policies

The Board of Trustees of the Acquiring Fund has adopted the following policies and procedures by which the Acquiring Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Excessive trading

The Acquiring Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the Acquiring Fund can disrupt portfolio investment strategies and may increase Acquiring Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Limitation on exchange activity

The Acquiring Fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the Acquiring Fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the Acquiring Fund. The Acquiring Fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The Acquiring Fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Acquiring Fund are inherently subjective and will be made in a manner believed to be in the best interest of the Acquiring Fund’s shareholders. The Acquiring Fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Acquiring Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Acquiring Fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the Acquiring Fund’s shareholder accounts, and in light of the limitations on the ability of the Acquiring Fund to detect and curtail excessive trading practices, a significant percentage of the Acquiring Fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Acquiring Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Acquiring Fund to prevent excessive trading, there is no guarantee that the Acquiring Fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the Acquiring Fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Acquiring Fund will not always be able to detect frequent trading activity, investors should not assume that the Acquiring Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Acquiring Fund. For example, the ability of the Acquiring Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the Acquiring Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Acquiring Fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Acquiring Fund. However, the Acquiring Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Acquiring Fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Acquiring Fund, at the Acquiring Fund’s request, certain information relating to their customers investing in the Acquiring Fund through omnibus or other nominee accounts. The Acquiring Fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the Acquiring Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the Acquiring Fund’s policies. The Acquiring Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the Acquiring Fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the Acquiring Fund or its agent is unable to curtail excessive trading practices in the Acquiring Fund, these practices may interfere with the efficient management of the Acquiring Fund’s portfolio and may result in the Acquiring Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Acquiring Fund’s operating costs and decrease the Acquiring Fund’s investment performance.

Maintenance of higher levels of cash balances would likewise result in lower Acquiring Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Acquiring Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•

A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•

A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the Acquiring Fund shares held by other shareholders.

Valuation

Discount to Net Asset Value

The Common Shares of closed-end investment companies, such as the Acquired Fund, frequently trade at prices lower than their net asset value, while open-end funds, such as the Acquiring Fund, trade at net asset value. The possibility that the Common Shares may trade at a discount to the net asset value is separate and distinct from the risk that the Common Shares’ net asset value may decline. Although the Acquired Fund has an active shelf-offering program, shares are currently trading at a discount and are not being sold. In addition to net asset value, the market price of the Common Shares is affected by such factors as the distributions made, which are in turn affected by expenses, the stability of the distributions, liquidity and market supply and demand.

The Acquiring Fund’s valuation policies and procedures are described below. The Acquired Fund’s valuation policies are substantially identical to those of the Acquiring Fund.

Valuation of the Acquiring Fund’s Shares

The net asset value (NAV) for each class of shares of the Acquiring Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the advisor’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Acquiring Fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Acquiring Fund’s NAV is not calculated. Consequently, the Acquiring Fund’s portfolio securities may trade and the NAV of the Acquiring Fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the Acquiring Fund.

Each class of shares of the Acquiring Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Acquiring Fund shares outstanding for that class. The current NAV of the Acquiring Fund is available on our website at jhinvestments.com.

Valuation of Portfolio Securities

The Acquiring Fund Board has designated the Acquiring Fund’s advisor as the valuation designee to perform fair value functions for the Acquiring Fund in accordance with the advisor’s valuation policies and procedures. As valuation designee, the advisor will determine the fair value, in good faith, of securities and other assets held by the Acquiring Fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply and test fair value methodologies, and oversee and evaluate pricing services and other valuation agents used in valuing the Acquiring Fund’s investments. The advisor is subject to Board oversight and reports to the Board information regarding the fair valuation process and related material matters. The advisor carries out its responsibilities as valuation designee through its Pricing Committee.

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the advisor’s Pricing Committee in certain instances pursuant to procedures established by the advisor and adopted by the Board of Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The Acquiring Fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.

If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Board’s valuation designee, the Your account 37 advisor. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a Acquiring Fund’s NAV reflects the fair market value of the Acquiring Fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the Acquiring Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the Acquiring Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the Acquiring Fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Management of the Funds

Each of the Funds is managed by the same board of trustees, investment adviser, subadviser and portfolio managers. The below information describes these groups with respect to the Acquiring Fund, but also applies to the Acquired Fund.

Board of Trustees Oversight

The Board of Trustees’ (the “Board”) primary responsibility is oversight of the management of the Acquiring Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes John Hancock Funds III (the “Acquiring Trust”) to enter into service agreements with the Advisors and other service providers in order to provide necessary or desirable services on behalf of the Acquiring Trust and the Acquiring Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor the Acquiring Fund’s summary prospectus, the SAI, any documents filed as exhibits to the Acquiring Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Acquiring Trust or the Acquiring Fund creates a contract between or among any shareholder of the Acquiring Fund, on the one hand, and the Acquiring Trust, the Acquiring Fund, a service provider to the Acquiring Trust or the Acquiring Fund, and/or the Trustees or officers of the Acquiring Trust, on the other hand. The Board (or the Acquiring Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus or SAI with respect to the Acquiring Fund or the Acquiring Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Acquiring Trust or the Acquiring Fund is a party, and interpret or amend the investment objective(s), policies, restrictions and contractual provisions applicable to the Acquiring Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Acquiring Trust’s then-current prospectus or SAI. More information about the Board and its governance processes is included in the Management of the Acquiring Fund section of the Acquiring Fund’s SAI.

Adviser/Subadviser/Portfolio Managers

The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Acquiring Trust and the Acquiring Fund.

Founded in 1968, John Hancock Investment Management LLC (the “Adviser”) is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The Adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Adviser offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of September 30, 2023 the Adviser had total assets under management of approximately $142.6 billion.

Subject to general oversight by the Board of Trustees, the Adviser manages and supervises the investment operations and business affairs of the Acquiring Fund. The Adviser selects, contracts with and compensates one or more subadvisors to manage all or a portion of the Acquiring Fund’s portfolio assets, subject to oversight by the Adviser. In this role, the Adviser has supervisory responsibility for managing the investment and reinvestment of the Acquiring Fund’s portfolio assets through proactive oversight and monitoring of the Subadviser (as defined below) and the Acquiring Fund, as described in further detail below. The Adviser is responsible for developing overall investment strategies for the Acquiring Fund and overseeing and implementing the Acquiring Fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The Adviser also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.

The Adviser has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the Adviser, among other things: (i) monitors on a daily basis the compliance of the Subadviser (as defined below)with the investment objectives and related policies of the Acquiring Fund; (ii) monitors significant changes that may impact the Subadviser’s (as defined below) overall business and regularly performs due diligence reviews of the Subadviser (as defined below); (iii) reviews the performance of the Subadviser (as defined below); and (iv) reports periodically on such performance to the Board of Trustees. The Adviser employs a team of investment professionals who provide these ongoing research and monitoring services.

Epoch Investment Partners, Inc. (“Epoch” or the “Subadviser”) serves as subadvisor to the Acquiring Fund. The Subadviser handles the Acquiring Fund’s portfolio management activities, subject to oversight by the Adviser. Epoch is a private company, founded in 2004, and is an indirect wholly owned subsidiary of The Toronto-Dominion Bank. As of March 31, 2023, Epoch managed on a worldwide basis more than $28.3 billion.

Below are lists of the Acquiring Fund’s investment management team at the Subadvisor, listed in alphabetical order, which include a brief summary of their business careers during the past five years. The Epoch portfolio managers are jointly and primarily responsible for the day-to-day investment management of the Acquiring Fund’s portfolio. These portfolio managers are employed by the Subadvisor. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the Acquiring Fund, see the SAI.

William W. Priest, CFA was the founder, CEO, and co-CIO of Epoch Investment Partners, also serving as a portfolio manager. Before the firm’s founding in 2004, he was a co-managing partner and portfolio manager at Steinberg Priest & Sloane Capital Management. Prior to that, he was a member of the global executive committee of Credit Suisse Asset Management, chairman and CEO of Credit Suisse Asset Management Americas, and CEO and portfolio manager of its predecessor firm, BEA Associates. Bill earned a B.A. from Duke University, an M.B.A. from the University of Pennsylvania Wharton Graduate School of Business, and obtained the Chartered Financial Analyst designation. As of March 31, 2024, Mr. Priest will no longer serve as a portfolio manager for the Acquiring Fund. Accordingly, as of March 31, 2024, all references to Mr. Priest will be removed from the Prospectus, and Dr. Tobin, Ms. Van Valen, and Mr. Welhoelter will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Although Mr. Priest will no longer serve as a portfolio manager, it is expected that there will be no impact on the portfolio management of the Acquired Fund and the Acquiring Fund.

Kera Van Valen, CFA is a managing director, portfolio manager, and senior research analyst with Epoch Investment Partners. Her primary focus is Epoch’s U.S. and global equity shareholder yield strategies; previously, she was an analyst with the firm’s quantitative research and risk management team. Before joining Epoch in 2005, Kera was a portfolio manager at Columbia Management Group, where she was responsible for the management of two index funds, and had previously worked at Credit Suisse Asset Management. Kera earned a B.A. from Colgate University, an M.B.A. from Columbia University’s Graduate School of Business, and holds the Chartered Financial Analyst designation.

John M. Tobin, Ph.D., CFA is a director, portfolio manager, and senior research analyst with Epoch Investment Partners, where his primary focus is Epoch’s U.S. and global equity shareholder yield strategies. Prior to joining the firm in 2012, John taught undergraduate economics at Fordham University; he also spent four years at HSBC Global Asset Management as a senior research analyst and almost 20 years at Credit Suisse Asset Management, where he was a senior research analyst. He began his career in 1981 with Bankers Trust Company. John earned a B.A., M.A., and Ph.D. from Fordham University and holds the Chartered Financial Analyst designation.

Michael A. Welhoelter, CFA is a managing director, portfolio manager, and head of quantitative research and risk management for Epoch Investment Partners. Prior to joining the firm in 2005, he was a director and portfolio manager in the quantitative strategies group at Columbia Management Group, where he managed mutual funds and separately managed portfolios. Prior to joining

Columbia Management, he was at Credit Suisse Asset Management and, prior to that, at Chancellor LGT Asset Management, where he began his career in 1986. Michael earned a B.A. from Colgate University and holds the Chartered Financial Analyst designation.

Hiring Subadvisers Without Shareholder Approval

The Acquiring Fund relies on an order from the SEC permitting the Adviser, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The Acquiring Fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadvisor that is an affiliate of the Adviser or the Acquiring Fund (other than by reason of serving as a subadvisor to the Acquiring Fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

Management Fees

The advisory fee paid by the Acquiring Fund during the fiscal period ended September 30, 2023, as a percentage of the Acquiring Fund’s average daily net assets, was 0.80%.

The advisory fee paid by the Acquired Fund during the fiscal year ended October 31, 2023, as a percentage of the Acquired Fund’s average monthly total assets, was 0.90%.

A discussion regarding the basis for the Board’s approval of the investment management agreement for each Fund is available in the Fund’s annual report to shareholders.

Expense Limitation Agreement

Under the Acquiring Fund’s Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee or, if necessary, make payment to Class I shares of the Acquiring Fund in an amount equal to the amount by which expenses of Class I shares exceed 0.84% of the Acquiring Fund’s average daily net assets attributable to Class I Shares. For purposes of this agreement, “expenses of Class I shares” means all class expenses (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business; (e) acquired Acquiring Fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on July 31, 2025, unless renewed by mutual agreement of the Acquiring Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Additional Information About the Acquiring Fund Expenses

The Acquiring Fund’s annual operating expenses will likely vary throughout the period and from year to year. The Acquiring Fund’s expenses for the current fiscal year may be higher than the expenses listed in the Acquiring Fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

The Adviser voluntarily agrees to reduce its management fee for the Acquiring Fund, or, if necessary, make payments to the Acquiring Fund, in an amount equal to the amount by which the expenses of the Acquiring Fund exceed 0.74% of average net assets of the Acquiring Fund. For purposes of this agreement, “expenses of the fund” means expenses of the Acquiring Fund, excluding (a) taxes, (b) portfolio brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a fund’s business, (e) acquired fund fees and expenses paid indirectly, (f) class-specific expenses, and (g) short dividend expense. This agreement will remain in effect until terminated at any time by the Adviser upon notice to the Acquiring Fund.

Rule 12b-1 Distribution Plan

The Acquiring Fund has adopted a distribution plan under Rule 12b-1 (“Plan”) for Class A, Class C, and Class R2 shares of the Acquiring Fund that allow the Acquiring Fund to pay for the sale and distribution of its shares. Class I and Class R6 shares of the Acquiring Fund do not have a Rule 12b-1 plan. The Acquired Fund has not adopted a distribution plan. The Acquiring Fund may make payments under a Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under a Plan may be made to banks and their affiliates and other financial intermediaries, including broker-dealers, for the provision of administrative and/or shareholder services for the Acquiring Fund shareholders. As discussed above, the Acquired Fund is expected to be reorganized into Class I of the Acquiring Fund, which do not have 12b-1 fees.

Additional Payments to Intermediaries

Class A, Class C, and Class R2 shares of the Acquiring Fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the Acquiring Fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the Acquiring Fund paying Rule 12b-1 fees.

Class I shares of the Acquiring Fund do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I of the Acquiring Fund shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.

No dealer compensation is paid from fund assets on sales of Class R6 shares of the Acquiring Fund. Class R6 shares of the Acquiring Fund do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the Acquiring Fund’s shares. Neither the Acquiring Fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares of the Acquiring Fund.

Except with respect to Class R6 shares of the Acquiring Fund, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.

These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the Acquiring Fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Acquiring Fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the Acquiring Fund’s net assets, which, as well as benefiting the Acquiring Fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the Acquiring Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Acquiring Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Acquiring Fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the Acquiring Fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the Acquiring Fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the Acquiring Fund. If your intermediary provides these services, the advisor or the Acquiring Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the Acquiring Fund.

Dividends and Taxes

Dividends

The Acquiring Fund typically declares and pays income dividends and capital gains, if any, at least annually.

Dividend Reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same the Acquiring Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If any of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of Dividends

For investors who are not exempt from federal income taxes, dividends you receive from the Acquiring Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Acquiring Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Acquiring Fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Acquiring Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Distributions

It is expected that only a portion of the cash payments from the Acquiring Fund’s investments will constitute investment company taxable income. The balance will be return of capital from such investments. The Acquiring Fund cannot predict with respect to a given quarter how much of the Acquiring Fund’s investment company taxable income will be included in the distribution we make for that quarter. However, the Acquiring Fund intends to pay to common shareholders on an annual basis at least 90% of the Acquiring Fund’s investment company taxable income. Distributions may also include cash received as return of capital from the Acquiring Fund’s portfolio investments or return of the Acquiring Fund’s investors’ capital. Provisions of the 1940 Act and rules thereunder require the Acquiring Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if capital was the source of a distribution, and the payment amounted to a return of capital, written notice to that effect would be provided. Nevertheless, shareholders who periodically receive distributions from the Acquiring Fund may be under the impression that such payments are made from income, when, in fact, they are not. The amount of the Acquiring Fund’s distribution that constitutes a return of capital represents a return of a shareholder’s original investment in shares. Accordingly, shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is income.

Cost Basis Reporting

The Acquiring Fund will be required to report to the IRS, and furnish to the Acquiring Fund shareholders, detailed “cost basis” and “holding period” information for the Acquiring Fund shares (“covered shares”) that are redeemed. If you redeem covered shares during any year, the Acquiring Fund will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares; (ii) the gross proceeds you received on the redemption; and (iii) the “holding period” for the redeemed shares.

The default method for calculating the cost basis of covered shares of the Acquiring Fund will be the average cost of all Acquiring Fund shares of that the Acquiring Fund you purchased prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method by notifying the Acquiring Fund’s transfer agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

Buying a Dividend

Purchasing the Acquiring Fund’s shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Acquiring Fund’s shares.

The risk in buying a dividend is that the Acquiring Fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The Acquiring Fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the Acquiring Fund’s portfolio.

Returns of Capital

If the Acquiring Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Acquiring Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of Transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SERVICE PROVIDERS

Custodian (Acquired Fund and Acquiring Fund)

Holds the Funds’ assets, settles all portfolio trades and collects most of the valuation data required for calculating the Funds’ net asset value.

Acquired Fund:

State Street Bank and Trust Company

State Street Financial Center, One Congress Street

Boston, Massachusetts 02111

Acquiring Fund:

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Principal Distributor (Acquired Fund and Acquiring Fund)

Markets the Acquiring Fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Investment Management Distributors LLC

200 Berkeley Street

Boston, MA 02116

Transfer Agents (Acquired Fund and Acquiring Fund)

Handles shareholder services, including recordkeeping and statements, distribution of dividends and, for the Acquiring Fund, processing of buy and sell requests.

Acquired Fund:

Computershare Shareowner Services, LLC

P.O. Box 43006

Providence, RI 02940-3078

Acquiring Fund:

John Hancock Signature Services, Inc.

P.O. Box 219909

Kansas City, MO 64121-9909

CONFLICTS OF INTEREST

Although the expected management fee rate of the Acquiring Fund after the Reorganization will be less than the management fee rate currently paid by shareholders of the Acquired Fund, the Adviser is nonetheless expected to benefit from the Reorganization due to reduced administrative complexity and the potential for increased assets under management, as the combined fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering. In addition, the Adviser may benefit from the Reorganization because, based on current asset levels and waiver agreements, Class I shares of the Acquiring Fund will also have front-end sales loads and contingent deferred sales charges, but such fees will be waived for the one-time transfer of assets. Additionally, there are no material conflicts of interest of an affiliated person.

EXPERTS

The financial highlights of the Acquired Fund for the fiscal year ended October 31, 2023 and of the Acquiring Fund for the fiscal year ended March 31, 2023 are included in Exhibit B to this Proxy Statement/Prospectus. The financial highlights for the noted fiscal years have been audited by the independent registered public accounting firm PricewaterhouseCoopers LLP, as stated in its report given on their authority as experts in accounting and auditing, which, along with the financial statements, is included in each Fund’s annual report, which is available upon request as discussed above under “Where to Get More Information.”

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. Copies of these materials, and other information about the Funds, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-877-8339. Copies of this information can also be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

The Funds are required to file their complete portfolio holdings schedules with the SEC on a quarterly basis. This schedule is filed with each Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters. Form N-CSR must be filed with the SEC no later than 10 calendar days after the Fund transmits its annual or semi-annual reports to shareholders. In addition, each Fund’s portfolio holdings schedule as of the end of the third month of the first and third fiscal quarters will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. You may obtain a copy of these reports by calling the Funds at 1-866-667-9228. These reports are also available on the SEC’s website at www.sec.gov.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth herein.

EXHIBIT A —

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [     ], 2024, between John Hancock Tax-Advantaged Global Shareholder Yield Fund, a Massachusetts business trust (the “Acquired Fund”), and John Hancock Funds III, a Massachusetts business trust (“Acquiring Trust”), on behalf of its series, John Hancock Global Shareholder Yield Fund (the “Acquiring Fund”). (Each of the Acquired Fund and the Acquiring Fund is sometimes referred to herein as a “Fund,” each of the Acquired Fund and the Acquiring Trust is sometimes referred to herein as an “Investment Company,” and the Acquiring Trust is sometimes referred to herein as the “Acquiring Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by the Acquiring Fund, and of and by the Acquiring Investment Company on its behalf, contained herein shall be deemed to be the Obligations of the Acquiring Fund only, (2) all rights and benefits created hereunder in favor of the Acquiring Fund shall inure to and be enforceable by the Acquiring Investment Company on the Acquiring Fund’s behalf, and (3) in no event shall any other series of the Acquiring Investment Company or the assets thereof be held liable with respect to the breach or other default by the Acquiring Fund or Acquiring Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) (all “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization shall consist of (1) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares in the Acquiring Fund and the Acquiring Fund’s assumption of all of that Acquired Fund’s liabilities, (2) the distribution of those shares pro rata to that Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) the Acquired Fund’s termination, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein as the “Reorganization”).

Each of the Fund and the Acquiring Trust is duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Fund and the Acquiring Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Fund or the Acquiring Trust, as the case may be. The Acquiring Fund and the Acquiring Trust are duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and is duly established and designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust dated January 22, 2016, as amended (the “Acquiring Trust Declaration”). The Acquired Fund is duly registered under the 1940 Act, as a closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and is duly established and designated in accordance with the applicable provisions of the Acquired Fund’s Amended and Restated Declaration of Trust dated January 22, 2016, as amended (the “Acquired Fund Declaration”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund offers one class of shares, designated common shares of beneficial interest (“Acquired Fund Shares”). The Acquiring Fund offers five classes of shares, designated Class A, Class C, Class I, Class R2 and Class R6 shares (“Class A Acquiring Fund Shares”, “Class C Acquiring Fund Shares”, “Class I Acquiring Fund Shares”, “Class R2 Acquiring Fund Shares”, and “Class R6 Acquiring Fund Shares”, respectively, and collectively, “Acquiring Fund Shares”). The Acquired Fund Shares will be converted to Class I Acquired Fund Shares in the

Reorganization. Though some of the Acquiring Fund Shares have lower expenses than Class I Acquiring Fund Shares, there is no requirement that mapping must occur into the least expensive share class in a merger. As the characteristics of Class I Acquiring Fund Shares are more similar to the anticipated characteristics of Acquired Fund Shares, Class I is the most appropriate mapping class. Therefore, only Class I Acquiring Fund Shares will be used in the Reorganization.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Acquired Fund’s shareholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall —

(a) issue and deliver to Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Class I Acquiring Fund Shares determined by dividing the Acquired Fund Value (determined pursuant to paragraph 2.1) by the NAV of a Class I Acquiring Fund Share, and

(b) assume all of Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the “Closing” (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Acquired Fund owns at the “Valuation Time” (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time; and Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the Acquiring Investment Company.

1.3. The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the “Effective Time” (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Acquired Fund shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4. If the dividends and/or other distributions Acquired Fund has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Acquired Fund will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Acquired Fund shareholders of record at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Acquiring Investment Company’s transfer agent’s opening accounts on

Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Class I Acquiring Fund Shares due that Shareholder. The aggregate NAV of Class I Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. The Acquiring Investment Company shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7. After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Acquired Fund’s liquidation shall be complete for federal tax purposes — (a) Acquired Fund shall be terminated and (b) Acquired Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8. Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, Acquired Fund shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2. VALUATION

2.1. For purposes of paragraph 1.1(a), the Acquired Fund Value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Acquired Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Acquired Fund’s then-current prospectus and statement of additional information (“Pro/SAI”) including Acquired Fund and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by the Adviser, or (b) the Pricing Committee in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3. CLOSING AND EFFECTIVE TIME

3.1. Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on a date as to which they agree (or Acquired Fund determines) (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for Fund securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

3.2. Acquired Fund shall direct the custodian of the Funds’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Acquired Fund shall direct its transfer agent to deliver to the Acquiring Investment Company at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Acquired Fund Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4. The Acquiring Investment Company shall direct its transfer agent to deliver to the Acquired Fund, (a) at the Closing, a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquiring Fund Shares to be issued to Acquired Fund pursuant to paragraph 1.1(a) have been credited to Acquired Fund’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5. Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4. REPRESENTATIONS AND WARRANTIES

4.1. Acquired Fund represents and warrants to the Acquiring Investment Company, on Acquiring Fund’s behalf, as follows:

4.1.1. Acquired Fund (a) is a Massachusetts business trust that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and operates pursuant to the Acquired Fund Declaration, (b) is duly registered under the 1940 Act as a closed-end management investment company, which registration has not been revoked or rescinded and is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-2;

4.1.2. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Acquired Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund, with respect to Acquired Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.3. At the Effective Time, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Acquiring Investment Company, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.4. Acquired Fund is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, or the Acquired Fund Declaration or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Acquired Fund, with respect to Acquired Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

4.1.5. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Acquired Fund thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquired Fund’s knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or Acquired Fund’s ability to consummate the transactions contemplated hereby;

4.1.7. Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, Statement of Cash Flows, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2023, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Acquired Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquired Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.8. Since October 31, 2023, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquired Fund’s NAV due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

4.1.9. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of Acquired Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquired Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.10. Acquired Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquired Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)), eligible for treatment under section 851(g)(1)); Acquired Fund has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Acquired Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.11. Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.10; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.12. At the Effective Time, (1) at least 33 1⁄3% of Acquired Fund’s Fund assets — including, for these purposes, a proportionate share of the Fund assets of any RIC (including an exchange-traded fund that is a RIC) in which Acquired Fund invests — will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Acquired Fund will not have altered its portfolio in connection with the Reorganization to meet that 33 1⁄3% threshold, and (3) Acquired Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.13. To the best of Acquired Fund’s management’s knowledge, there is no plan or intention by Acquired Fund’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Acquired Fund Shares outstanding;

4.1.14. During the five-year period ending at the Effective Time, neither Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares or Acquired Fund Shares, or (2) made distributions with respect to Acquired Fund Shares except for (i) normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.15. All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares, and in regard to the statement that the outstanding shares will be non-assessable, it is noted that the Acquired Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund;

4.1.16. Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.17. Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.18. Not more than 25% of the value of Acquired Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquired Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.19. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, Acquired Fund’s Pro/SAI will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.20. The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21. The Acquiring Fund Shares to be delivered to Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.22. The Acquired Fund Declaration permits Acquired Fund to vary its shareholders’ investment; the Acquired Fund does not have a fixed pool of assets is a managed Fund of securities, and John Hancock Investment Management LLC (the “Advisor”), Epoch Investment Partners, Inc. (the “Subadvisor”), and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2. The Acquiring Investment Company, on Acquiring Fund’s behalf, represents and warrants to Acquired Fund as follows:

4.2.1. The Acquiring Investment Company (a) is a Massachusetts business trust, that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration has not been revoked or rescinded and is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2. Acquiring Fund is a duly established and designated series of the Acquiring Investment Company, in accordance with the applicable provisions of the Acquiring Trust Declaration, and the 1940 Act;

4.2.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Acquiring Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Acquiring Investment Company, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5. The Acquiring Investment Company, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, the Acquiring Trust Declaration or Acquiring Trust’s Bylaws, dated as of March 8, 2005 or any Undertaking to which the Acquiring Investment Company, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Acquiring Investment Company, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

4.2.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Acquiring Investment Company’s knowledge, threatened against the Acquiring Investment Company, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Acquiring Investment Company, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Acquiring Investment Company’s ability to consummate the transactions contemplated hereby;

4.2.7. At or before the Effective Time, there are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in section 4.3.1 below) or that will not otherwise be disclosed to the Acquired Fund prior to the Closing;

4.2.8. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended March 31, 2023, have been audited by PwC and are in accordance with GAAP; those Statements (copies of which Acquiring Trust has furnished to Acquired Fund) present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Acquiring Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.9. Since March 31, 2023, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

4.2.10. All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect;

to the best of the Acquiring Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.11. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.12. Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

4.2.13. At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization.

4.2.14. Following the Reorganization, Acquiring Fund will (1) continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

4.2.15. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

4.2.16. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.17. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Acquired Fund Shares with consideration other than Acquiring Fund Shares;

4.2.18. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.19. There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization, other than the acquisition of the Acquiring Fund in a transaction that qualifies as a tax-free reorganization under section 368(a)(1)(F);

4.2.20. Assuming satisfaction of the condition in paragraph 4.1.18, immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.21. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquiring Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by the Acquiring Investment Company and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Acquiring Investment Company, and in regard to the statement that the outstanding shares will be non-assessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund;

4.2.22. On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) the Acquiring Investment Company’s Pro/SAI including Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Acquiring Investment Company for use therein;

4.2.23. The information to be furnished by the Acquiring Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.24. The Acquiring Trust Declaration permits the Acquiring Investment Company to vary its shareholders’ investment; the Acquiring Investment Company does not have a fixed pool of assets — each series thereof (including Acquiring Fund) is a managed Fund of securities, and the Advisor, the Subadvisor , and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each of Acquired Fund and the Acquiring Investment Company, on the Acquiring Fund’s behalf, represents and warrants to the other as follows:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Fund’s behalf, except for (a) the Acquiring Investment Company’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to the Acquiring Investment Company’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor; and

4.3.3. The Investment Company’s management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person Related to either Fund or

(ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund;

4.3.4. Acquired Fund’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.6. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.7. Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 100% of the fair market value of the net assets, and at least 100% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except dividends and other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8. None of the compensation the Advisor, the Subadvisor, or any affiliate thereof receives as a service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that the Advisor or the Subadvisor (on any Shareholder’s behalf) holds; none of the Acquiring Fund Shares the Advisor or the Subadvisor (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to the Advisor, the Subadvisor or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9. Immediately after the Reorganization, Acquired Fund Shareholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

4.3.10. No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Advisor, the Subadvisor, or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization

(determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11. There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

4.3.12. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.13. The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

5. COVENANTS

5.1. Each Investment Company covenants to operate its Fund’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and

(b) each Fund will retain exclusive control of the composition of its portfolio until the Closing.

5.2. Acquired Fund covenants to call and hold a meeting of Acquired Fund’s shareholders prior to the Closing to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3. In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

5.4. The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5. The Acquiring Trust, shall file a post-effective amendment to its Registration Statement on Form N-1A (the “Acquiring Trust’s N-1A Registration Statement”) with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, and shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing.

5.6. Acquired Fund covenants that it will assist Acquiring Trust in obtaining information Acquiring Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.7. Acquired Fund covenants that it will make available its books and records regarding Acquired Fund

(including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Trust at the Closing.

5.8. Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.9. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the applicable Acquiring Investment Company, on Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) Acquired Fund, on its own behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.10. Acquiring Investment Company covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Fund’s operations after the Effective Time.

5.11. Acquired Fund covenants to distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Acquired Fund.

5.12. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time (except that clauses (a) and (b) shall not apply in the case of an Acquired Fund Reorganization), and (c) the following further conditions that, at or before that time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof) and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Fund’s Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by such Board’s Secretary;

6.2. That each of the Funds shall have furnished to the other Fund a statement of its assets, liabilities and capital, with values determined as provided in this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Fund since the date of the Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Fund Investments since that date or changes in the market value of the Fund Investments.

6.3. That each of the Funds shall have furnished to the other Fund a certificate signed by its Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

6.4. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment

Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.5. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.6. Each Investment Company shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.5. The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a) Acquired Fund’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares and in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d) Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(f) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark- to-market system of accounting.

6.7. The Acquiring Investment Company, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that the Acquiring Investment Company, on Acquiring Fund’s behalf, assumes all of the Liabilities; and

6.8. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.9. That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquired Fund, be contemplated by the Commission.

6.10. That the Acquiring Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Trust or the Acquiring Fund, be contemplated by the Commission.

7. BROKERAGE FEES AND EXPENSES

7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Except as otherwise provided herein, the investment advisor to each of the Acquired Fund and the Acquiring Fund, will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

7.3. Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

7.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a RIC.

8. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before April 30, 2025, or another date to which the Investment Companies agree; or

9.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10. INDEMNIFICATION

10.1. Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each, an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

10.2. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

11. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Acquired Fund’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

12. MISCELLANEOUS

12.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

12.3. Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

12.4. Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.5. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to John Hancock Tax-Advantaged Global Shareholder Yield Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Global Shareholder Yield Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

12.6. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

12.7. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

By:

Name:
Title:

Attest:

Name:
Title:

JOHN HANCOCK FUNDS III, on behalf of its series, John Hancock Global Shareholder Yield Fund

By:

Name:
Title:

Attest:

Name:
Title:

Agreed and accepted as to Section 7 only:

JOHN HANCOCK INVESTMENT MANAGEMENT LLC

By:

Name:
Title:

EXHIBIT B —

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables are intended to help you understand the financial performance and other information of each Fund for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2019 through and including 2023 for the Acquired Fund and for the fiscal years ended March 31, 2019 through and including 2023 for the Acquiring Fund has been audited by PricewaterhouseCoopers LLP, which serves as the independent registered public accounting firm for both of the Funds. The reports of PricewaterhouseCoopers LLP, along with the Funds’ audited financial statements for the period from November 1, 2022 through October 31, 2023 for the Acquiring Fund for the period from April 1, 2022 through March 31, 2023 for the Acquiring Fund, is included in each Fund’s annual report, which are available upon request as discussed above under “Where to Get More Information.” Copies of the Funds’ shareholder reports are also currently available at www. jhinvestments.com.

Acquired Fund – Financial Highlights

Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$5.31	$6.47	$5.78	$7.61	$7.63
Net investment income[1]	0.27	0.30	0.32	0.36	0.42
Net realized and unrealized gain (loss) on investments	(0.07)	(0.82)	1.01	(1.55)	0.19
Total from investment operations	0.20	(0.52)	1.33	(1.19)	0.61
From net investment income	(0.28)	(0.29)	(0.32)	(0.35)	(0.42)
From tax return of capital	(0.36)	(0.35)	(0.32)	(0.29)	(0.22)
Total distributions	(0.64)	(0.64)	(0.64)	(0.64)	(0.64)
Anti-dilutive impact of repurchase plan	—	—	—	— [2,3]	—
Net asset value, end of period	$4.87	$5.31	$6.47	$5.78	$7.61
Per share market value, end of period	$4.10	$4.71	$6.37	$4.75	$6.93
Total return at net asset value (%)[4,5]	4.75	(8.16)	23.93	(14.79)	9.45
Total return at market value (%)[4]	(0.58)	(17.26)	48.48	(23.10)	10.06
Ratios and supplemental data
Net assets, end of period (in millions)	$53	$58	$71	$63	$83
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	1.38	1.42	1.32	1.35
Expenses including reductions	1.59	1.37	1.42	1.31	1.34
Net investment income	4.97	4.93	4.85	5.43	5.60
Portfolio turnover (%)	308	311	302	301	260

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	The repurchase plan was completed at an average repurchase price of $6.97 for 24,933 shares and $6.80 for 106,001 shares for the periods ended 10-31-20 and 10-31-19, respectively.
4

Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.

5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

B-1

Acquiring Fund – Financial Highlights

CLASS I SHARES Period ended	9-30-23[1]	3-31-23	3-31-22	3-31-21	3-31-20	3-31-19
Per share operating performance
Net asset value, beginning of period	$10.41	$11.69	$11.81	$8.65	$11.07	$11.18
Net investment income[2]	0.18	0.32	0.31	0.29	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.25)	(0.63)	0.86	3.18	(2.22)	0.16
Total from investment operations	(0.07)	(0.31)	1.17	3.47	(1.86)	0.54
Less distributions
From net investment income	(0.17)	(0.36)	(0.31)	(0.31)	(0.36)	(0.38)
From net realized gain	—	(0.61)	(0.98)	—	(0.20)	(0.27)
Total distributions	(0.17)	(0.97)	(1.29)	(0.31)	(0.56)	(0.65)
Net asset value, end of period	$10.17	$10.41	$11.69	$11.81	$8.65	$11.07
Total return (%)[3]	(0.71)[4]	(2.22)	10.28	40.65	(17.77)	5.10
Ratios and supplemental data
Net assets, end of period (in millions)	$527	$550	$377	$396	$605	$815
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00 [5]	0.99	0.98	0.99	0.99	0.99
Expenses including reductions	0.84 [5]	0.84	0.84	0.84	0.84	0.84
Net investment income	3.34 [5]	3.00	2.59	2.78	3.22	3.44
Portfolio turnover (%)	12	28	24	30	33	16

1	Six months ended 9-30-23. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

B-2

EXHIBIT C —

SUMMARY OF RIGHTS OF SHAREHOLDERS

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Preemptive Rights	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Class or Series. (DOT, Section 5.3)	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. (DOT, Section 5.2)	No differences.

Preferences	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Class or Series. (DOT, Section 5.3)	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. (DOT, Section 5.2)	No differences.

Appraisal Rights	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Class or Series. (DOT, Section 5.3)	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. (DOT, Section 5.2)	No differences.

Conversion Rights	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Class or Series. (DOT, Section 5.3)	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. (DOT, Section 5.2)	No differences.

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Class or Series. (DOT, Section 5.3)	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. (DOT, Section 5.2)	No differences.

Annual Meetings	To the extent required by the 1940 Act or the rules and regulations of the NYSE, or such other exchange or trading system on which the Shares are principally traded, annual meetings of the Shareholders of the Trust or a Series or Class thereof shall be held on such date and at such time as the Trustees shall designate. (By-Laws, Section 3.3)	No annual or regular meetings of Shareholders are required.	HTY requires an annual meeting of the shareholders, whereas JHF III does not have such a requirement.

Right to Call Shareholder Meetings

a) Special meetings of the Shareholders may be called at any time by the Chairman, the President, any Vice President or will be called by the President or the Secretary at the request, in writing or by resolution, of a Majority of the Trustees.

b) Any special meeting shall be held at such place, date and time as may be designated by the Chairman, the President, the Vice President or the Trustees, whoever has called for the meeting.

c) Notwithstanding anything to the contrary in these By-Laws, Shareholders shall have rights pursuant to Section 16(c) of the 1940 Act as set forth in the Declaration of Trust. (By-Laws, Section 3.4)

		Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Chairman of the Board, President, or any Vice-President of the Trust, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Trust entitled to vote at such meeting. Meetings of the Shareholders of any Series shall be called by the President or the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. (DOT, Section 5.10)	Materially similar, JHF III permits 10% of outstanding shares to call a meeting, whereas HTY does not.

Notice of Meetings	Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail, telegraphic or electronic means to each Shareholder at such Shareholder’s address as recorded on the register of the Trust mailed or, if the notice is provided electronically, furnished or delivered at least seven (7) days before the meeting, provided, however, that notice of a meeting need not be given to a Shareholder to whom such notice need not be given under the proxy rules of the Commission under the 1940 Act and the Exchange Act. No notice need be given to any Shareholder who shall have failed to inform the Trust of such Shareholder’s current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or such Shareholder’s attorney thereunto authorized, is	Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by delivering (by electronic, telephonic, facsimile or computerized means or other alternative means as may be approved by resolutions adopted by the Trustees) or mailing to each Shareholder at his address as recorded on the register of the Trust mailed at least seven (7) days before the meeting, PROVIDED, HOWEVER, that notice of a meeting need not be given to a Shareholder to whom such notice need not be given under the proxy rules of the Commission under the 1940 Act and the Securities Exchange Act of 1934, as amended. Any adjourned meeting may be held as adjourned without further notice. No notice need be given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney	No material differences.

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
	filed with the records of the meeting. (By-Laws, Section 3.5)	thereunto authorized, is filed with the records of the meeting. (By-Laws, Section 3.2)

Record Date for Meetings	The Trustees shall promptly, but in all events within thirty (30) days after the date on which a Written Request complying fully with these By-Laws (including Section 3.12(e)) is received by the Secretary, adopt a resolution fixing the record date for determining Shareholders entitled to take action by written consent. If no record date has been fixed by the Trustees within thirty (30) days after the date on which a Written Request fully complying with these By-Laws is received by the Secretary, and the Written Request involves a matter that is a proper subject for action by written consent under Section 3.12(e), the record date shall be the date on which the first Shareholder signs the written consent setting forth the action taken or proposed to be taken in accordance with this Section 3.12. (By-Laws, Section 3.13)	For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding sixty (60) days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than ninety (90) days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by the Agreement and Declaration of Trust. (By-Laws, Section 3.3)	Record date for HTY is 30 days, whereas record date for JHF III is 60 days.

Quorum for Meetings	Except as otherwise provided by the Declaration of Trust or by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders, there must be present, in person or by proxy, holders of a majority of the total number of Outstanding Shares of the Trust entitled to vote at such meeting; provided that if a Class (or Series) of Shares is entitled to vote as a separate Class (or Series) on any matter, then in the case of that matter, a quorum shall consist of the holders of a majority of the total number of Outstanding Shares of that Class (or Series) entitled to vote at the meeting. Shares owned directly or indirectly by the Trust, if any, shall not be deemed outstanding for this purpose. Except as otherwise required by law or by the Declaration of Trust or by these By-Laws, all matters shall be decided by a majority of the votes cast, as provided herein, by persons entitled to vote thereon; and except as otherwise required by law or by the Declaration of Trust or by these By-Laws the Trustees shall be elected by a plurality of the votes cast, as provided herein, by persons entitled to vote. (By-Laws, Section 3.9)	Except as otherwise provided by law, the Trust’s Agreement and Declaration of Trust or these By-laws, the holders of a majority of the Shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Trustees in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. (By-Laws, Section 3.6)	No material differences.

Voting Powers	Subject to the voting powers of one or more Classes or Series, the Shareholders shall have power to vote only (i) with respect to the election of Trustees, (ii) for the removal of Trustees as provided for herein, (iii) with respect to any Investment Adviser as required by applicable law, (iv) with respect to any termination or amendment of this Trust, or with respect to certain transactions, to the extent and as provided in Article VIII, (v) to the same extent as the	The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.13; (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2 submitted to shareholders for their approval; (iii) with respect to termination of the Trust or a Series or Class thereof as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the limited extent and as provided in Section 8.3; (v) with respect to a merger, consolidation or	No material differences, though JHF III is more detailed on the Trustees role in the vote as well.

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
	stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, this Declaration, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws or required by applicable law, be voted in the aggregate as a single Class without regard to Classes or Series. There shall be no cumulative voting in the election of Trustees. (DOT, Section 5.2)	sale of assets as provided in Section 8.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 8.5; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of Shareholders either (x) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (y) each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. The Trustees may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders’ votes and meetings and related matters. (DOT, Section 5.9)

When a quorum is present at any meeting, any matter other than the election of Trustees to be voted upon by the Shareholders at such meeting shall be decided by the vote of the holders of Shares having a majority of the votes cast by the holders of all of the Shares present or represented and voting on such matter (or if there are two or more classes of shares entitled to vote as a separate classes, then in the case of each such class, the holders of a majority of the shares of that class present or represented and voting on such matter), except when a different vote is required by law, the Trust’s Agreement and Declaration of Trust or

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
these By-laws. When a quorum is present at any meeting, any election by Shareholders of Trustees shall be determined by a plurality of the votes cast by the Shareholders entitled to vote on the election. (By-Laws, Section 3.8)

Vote Required for Election of Trustees	The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 of this Article and each Trustee elected shall hold office until his successor shall have been elected and shall have qualified (DOT, Section 2.3)	Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.15 hereof, the Trustees may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees. Except in the event of resignations or removals pursuant to Section 2.14 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office has been elected by Shareholders. (DOT, Section 2.13)	No material differences.

Adjournment of Meetings	The Trustees may, prior to a meeting of Shareholders being convened, postpone such meeting from time to time to a date that is a reasonable time after the date set for the original meeting. The chair of any meeting of the Shareholders may adjourn the meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Trust may transact such business which properly may have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the original meeting. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of this Section 3.6 shall be given to each Shareholder entitled to vote at the meeting and each other Shareholder entitled to notice of the meeting. (By-Laws, Section 3.6)	In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given. (By-Laws, Section 4.2)	No material differences, though HTY provides greater detail on future adjourned meetings.

Removal of Trustees by Shareholders	The Fund shall comply with the provisions of Section 16(c) of the 1940 Act as though applicable to the Fund, and with interpretations hereof by the Commission staff, insofar as such provisions and interpretations provide for the removal of trustees of common-law trusts and the calling of Shareholder meetings for such purpose; provided, however, that the Fund may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) or a staff interpretation thereof and, if exemptive order(s) or interpretation(s) are issued or provided by the Commission or its staff,	Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust (for purposes of determining the circumstances and procedures under which any such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act (or any successor provisions) shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). (DOT, Section 2.14)	No material differences.

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
such order(s) or interpretation(s) shall be deemed part of Section 16(c) for the purpose of applying this Section 2.7. (DOT, Section 2.7)

Personal Liability of Officers and Trustees	No Trustee, officer or employee of the Trust, whether past, present or future, shall be subject to any personal liability whatsoever to any such Person, and all such Persons shall look solely to the Trust Property, or to the assets of one or more specific Class or Series of the Trust if the claim arises from the act, omission or other conduct of such Trustee, officer or employee with respect to only such Class or Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Class or Series. If any Shareholder, Trustee, officer or employee, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability of the Trust or any Class or Series thereof, he shall not, on account thereof, be held to any personal liability. (DOT, Section 4.1)	No Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Trust Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. (DOT, Section 4.1)	No material differences.

Personal Liability of Shareholders

No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Class or Series thereof.

...

If any Shareholder, Trustee, officer or employee, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability of the Trust or any Class or Series thereof, he shall not, on account thereof, be held to any personal liability. (DOT, Section 4.1)

		No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. (DOT, Section 4.1)	No material differences.

Right of Inspection	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by applicable law or authorized by the Trustees. (By-Laws, Section 12)	The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation. (By-Laws, Section 3.9)	HTY does not permit the inspection of the records by shareholders, whereas JHF III does permit the inspection of the records by shareholders.

Liquidation and Dissolution	Subject to authorization by the Shareholders as indicated below in this paragraph, the Trust may at any time sell and convert into money all of the assets of the Trust, and, upon making provision for the payment of all outstanding obligations, taxes and other liabilities (whether accrued or contingent) of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares, except as may be otherwise provided by the	The Trust or any Series or Class thereof may be terminated by (i) the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares entitled to vote and present in person or by proxy at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof, (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Trust or a Series or Class thereof; provided,	The liquidation and dissolution provisions are similar, though with a few material differences. HTY requires a shareholder vote but with two

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS

Trustees with respect to any Class or Series of Shares. Such action shall first have been authorized at a meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of each Class and Series of Shares outstanding and entitled to vote (with each such Class and Series separately voting thereon as a separate Class or Series), or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of each Class and Series of Shares (with each such Class and Series separately consenting thereto as a separate Class or Series); provided, however, that if such action is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares outstanding and entitled to vote shall be sufficient authorization.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in this section, the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged. (DOT, Section 8.2)

however, that, if such termination as described in clauses (i) and (ii) is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or a Series or Class thereof entitled to vote shall be sufficient authorization, or (iii) written notice to Shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of such Series or a Class, the Trust or their respective shareholders. In making such determination, the Trustees may rely on factors including but not limited to the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

(i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

different vote levels being needed under different circumstances. JHF III has those same provisions but it adds a third provision, which allows the trustees to terminate a series without any shareholder vote.

In the event of the dissolution, liquidation, or winding up of the Trust, whether voluntary or involuntary, after payment in full of the amounts, if any, required to be paid to the holders of the Preferred Shares, the holders of the Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares, if any, to share ratably in all remaining assets of the Trust. (By-Laws, Section 9.1(d))

(ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of such Series or Class, as applicable, to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or Trust Property of such Series or Class, as applicable, that requires Shareholder approval in accordance with Section 8.4 hereof shall receive the approval so required.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining Trust Property of the terminated Series or Class, as applicable, in cash or in kind or partly each, among

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS

the Shareholders of the Trust or the Series or Class according to their respective rights.

(b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease. Following the termination of the Trust, the Trustees shall lodge among the records of the Trust and file with the Office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts an instrument in writing setting forth the fact of such termination. (DOT, Section 8.2)

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Upon liquidation or termination of a Series or Class thereof of the Trust, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust. (DOT, Section 5.11)

Number of Authorized Shares; Par Value	The interest of the beneficiaries of the Trust initially shall be divided into common shares of beneficial interest of $.01 par value per share. The number of common shares authorized hereunder is unlimited. The Trustees may, without Shareholder approval, authorize one or more Classes of Shares (which Classes may without Shareholder approval be divided by the Trustees into two or more Series), Shares of each such Class or Series having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in a resolution adopted in accordance with the By-Laws. The number of Shares of each Class or Series authorized shall be unlimited except as the By-Laws may otherwise provide. The Trustees may from time to time divide or combine the Shares of any Class or Series into a greater or lesser number without thereby changing the proportionate beneficial interest in the Class or Series. (DOT, Section 5.1)	The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time. (DOT, Section 5.11(c)(i))	No material differences, except HTY establishes par value for the common shares, whereas JHF III does not.

Shareholder Proxies	At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file	At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that either: (i) an instrument authorizing such proxy to act is executed in writing by the	No material differences, though JHF III does permit

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
	with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. A proxy shall be deemed signed if the Shareholder’s name is placed on the proxy (whether by manual signature, typewriting or telegraphic transmission or other electronic means) by the Shareholder or the Shareholder’s attorney-in-fact. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. When any Share is held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy, including a photographic or similar reproduction thereof and a telegram, cablegram, wireless, electronic or similar transmission thereof, purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or the legal control of any other person as regards the charge or management of such Share, he or she may vote by such Shareholder’s guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The placing of a Shareholder’s name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such Shareholder shall constitute execution of such proxy by or on behalf of such Shareholder. (By-Laws Section 3.7)	Shareholder or by his duly authorized attorney in fact (who may be so authorized by a writing or by any non-written means permitted by the laws of the Commonwealth of Massachusetts) and dated not more than eleven (11) months before the meeting unless the instrument specifically provides for a longer period, or (ii) such proxy to act is authorized by such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Trustees, which authorization is received not more than eleven (11) months before the meeting. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote pursuant to the Trust’s Agreement and Declaration of Trust and fractional shares shall be entitled to a proportionate fractional vote. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The placing of a Shareholder’s name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such Shareholder shall constitute execution of such proxy by or on behalf of such Shareholder. (By-Laws, Section 3.4)	fractional shares to vote in proportion to their fractional holdings.

Trustee / Director Power to Amend Organizational Documents	Except as otherwise provided in this Section, if authorized by a majority of the Trustees and by vote of a majority of the outstanding voting securities of the Trust affected by the amendment (which voting securities shall, unless otherwise provided by the Trustees, vote together on such amendment as a single class), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees may amend or otherwise supplement

The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders. (DOT, Section 2.8)

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The Shareholders shall have power to vote only (iv) with respect to any amendment of this

No material differences.

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
this Declaration. The Trustees may also amend this Declaration without the vote or consent of Shareholders to change the name of the Trust or to make such other changes as do not have a materially adverse effect on the rights or interests of Shareholders hereunder or if they deem it necessary to conform this Declaration to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

Declaration to the limited extent and as provided in Section 8.3; (DOT, Section 5.9)

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This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote.

No amendment may be made under this Section which shall amend, alter, change or repeal any of the provisions of Article VIII unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of the holders of two-thirds of each Class and Series of Shares outstanding and entitled to vote (with each such Class and Series separately voting thereon on consenting thereto as a separate Class or Series). Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by any agreement between the Trust and any national securities exchange.

Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders (DOT, Section 8.3)

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These By-Laws, or any of them, may be altered, amended or repealed, or new By-Laws may be adopted by a vote of a Majority of the Trustees, provided, however, that no By-Law may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to federal or state law, the Declaration of Trust or these By-Laws, a vote of the Shareholders, in which case such vote of Shareholders together with a vote of a Majority of the Trustees shall be required. (By-Laws, Article XVIII)

(b) This Declaration may be amended by a vote of a majority of Trustees, without approval or consent of the Shareholders, except that no amendment can be made by the Trustees to impair any voting or other rights of shareholders prescribed by Federal or state law. Without limiting the foregoing, the Trustees may amend this Declaration without the approval or consent of Shareholders (i) to change the name of the Trust or any Series, (ii) to add to their duties or obligations or surrender any rights or powers granted to them herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of this Declaration; and (iv) to eliminate or modify any provision of this Declaration which (x) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (y) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

(c) The Trustees may also amend this Declaration without the approval or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable Federal or state laws or regulations or the requirements of the regulated investment company provisions of the Code, or if requested or required to do so by any Federal agency or by a state Blue Sky commissioner or similar official, but the Trustees shall not be liable for failing so to do. (DOT, Section 8.3)

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CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS
These By-laws, or any of them, may be altered, amended or repealed, or new By-laws may be adopted by a vote of a majority of the Trustees, provided, however, that no By-law may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to federal or state law, the Agreement and Declaration of Trust or these By-laws, a vote of the Shareholders. (By-Laws, Article X)

Involuntary Redemption of Accounts

If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares of any Class or Series or other securities of the Trust has or may become concentrated in any person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected upon such terms and conditions as shall be determined by the Trustees.

The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority. (DOT, Section 6.3)

		The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, or, to the extent consistent with the 1940 Act, the Trustees determine that redemption of a Shareholder’s interest in the Trust or a Series is in the best interests of the applicable Series. (DOT, Section 6.6)	No material differences.

Shareholder Action by Written Consent	In connection with any meeting or other action of Shareholders, the term “vote” shall mean only a vote taken at a meeting of Shareholders. To the extent that the Declaration of Trust expressly provides for action by the written consent of Shareholders, any such action taken by Shareholders may be taken without a meeting, if the Shareholders entitled to vote on the matter, unanimously (unless a unanimous vote is not permitted under the Declaration of Trust or any express provision of law, in a given case, such smaller proportion of Outstanding Shares as shall be mandated by any express provision of law or the Declaration of Trust or these By-Laws) consent to the action in writing and such written	For as long as there are under one hundred fifty (150) shareholders, any action which may be taken by Shareholders may be taken without a meeting if a majority of Outstanding Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Agreement and Declaration of Trust, or the By-laws) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders. (By-Laws, Section 3.7)	HTY requires unanimous written consent, whereas JHF III only requires majority written consent.

CATEGORY	THE ACQUIRED FUND – JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (“HTY”)	THE ACQUIRING FUND TRUST – JOHN HANCOCK FUNDS III (“JHF III”)	KEY DIFFERENCES BETWEEN THE TRUSTS

consents are filed with the records of the meetings of Shareholders. To the extent that such action taken by written consent is a proper matter for Shareholder action by written consent under applicable law, such consent shall be treated, for all purposes, as a vote taken at a meeting of Shareholders. (By-Laws, Section 3.12(a))

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Notwithstanding the foregoing, the Trustees shall not be obligated to set a record date for an action by written consent if (i) such action is not a proper subject for Shareholder action, either by written consent or otherwise, under applicable law, (ii) the Trustees have called or call for an annual meeting or special meeting to be held within ninety (90) days after the Secretary receives the Written Request and the Trustees determine in good faith that the business of such annual meeting or special meeting is to include (among any other matters properly to be brought before the annual or special meeting) the business specified in the Written Request, or (iii) an annual or special meeting that included the business specified in the Written Request (as determined in good faith by the Trustees) was held not more than ninety (90) days before the Written Request was received by the Secretary, or (iv) the Written Request or any solicitation of consents to such action by written consent was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law. (By-Laws, Section 3.12(e))

Reports	The Trustees shall submit to Shareholders such written financial reports of the transactions of the Trust and any Class or Series thereof, as required by applicable law. (By-Laws, Section 14)	The Trustees shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Trust and Series thereof, including financial statements which shall at least annually be certified by independent public accountants. (DOT, Article IX)	No material differences, though due to the closed-end nature of HTY, shareholders may receive more infrequent written financial reports.

Thank you for mailing your proxy card promptly!

John Hancock® Investment Management Distributors LLC
MEMBER FINRA

200 Berkeley Street

Boston, MA 02116

1-888-972-8696

1-800-231-5469 TTY

1-800-338-8080 EASI-Line

jhinvestments.com

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HTYPX 2/23/24

STATEMENT OF ADDITIONAL INFORMATION

February 26, 2024

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

(the “Acquired Fund”)

AND

JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND

(the “Acquiring Fund,” a series of John Hancock Funds III)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated February 26, 2024). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquiring Fund is a series of John Hancock Funds III (the “Trust”), a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated February 26, 2024, relating to the proposed reorganization of the Acquired Fund, a Massachusetts business trust and a closed-end management investment company, into the Acquiring Fund, a series of John Hancock Funds III (the “Trust”), a Massachusetts business trust and an open-end management investment company (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on April 15, 2024.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Investment Management LLC

200 Berkeley Street

Boston, Massachusetts 02116

800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information for the Acquired Fund dated March 1, 2021 (the “Acquired Fund SAI”).

2.	The Statement of Additional Information for the Acquiring Fund dated August 1, 2023 (the “Acquiring Fund SAI”).

3.	The Annual Report of the Acquired Fund for the fiscal year ended October 31, 2023 (the “Acquired Fund Annual Report”).

4.	The Annual Report of the Trust for the fiscal year ended March 31, 2023 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”).

5.	The Semiannual Report of the Acquired Fund for the six months ended April 30, 2023 (the “Acquired Fund Semiannual Report”).

6.	The Semiannual Report of the Trust for the six months ended September 30, 2023, with respect to the Acquiring Fund (the “Acquiring Fund Semiannual Report”).

7.	Supplemental financial information.

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI, as may be supplemented, is incorporated by reference to the Trust’s registration statement on Form N-2, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-251353), on March 1, 2021 (Accession No. 0001133228-21-001062);

The Acquiring Fund SAI, as may be supplemented, is incorporated by reference to Post-Effective Amendment No. 90 to the Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-125838, 811-21777), on July 25, 2023 (Accession No. 0001193125-23-193193);

The Acquired Fund Annual Report is incorporated by reference to the Acquired Fund’s report on Form N-CSR (File No. 811-22056) that was filed with the SEC on December 27, 2023 (Accession No. 0001683863-23-008725);

The Acquiring Fund Annual Report is incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-21777) that was filed with the SEC on May 12, 2023 (Accession No. 0001683863-23-004738);

The Acquired Fund Semiannual Report is incorporated by reference to the Acquired Fund’s report on Form N-CSRS (File No. 811-22056) that was filed with the SEC on June 30, 2023 (Accession No. 0001683863-23-005327); and

The Acquiring Fund Semiannual Report is incorporated by reference to the Trust’s report on Form N-CSRS (File No. 811-21777) that was filed with the SEC on November 8, 2023 (Accession No. 0001683863-23-007617).

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Fees and Expenses” section of the Proxy Statement and Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. However, in connection with the Reorganization, the Acquired Fund is planning to sell approximately 1.2% of its investments and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.